UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08333

Nuveen Investment Trust II

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: September 30

Date of reporting period: March 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Equity Funds

For investors seeking long-term capital appreciation.

Semi-Annual Report

March 31, 2010

Nuveen Symphony Large-Cap Growth Fund	Nuveen Symphony Large-Cap Value Fund	Nuveen Symphony Mid-Cap Core Fund	Nuveen Symphony Small-Mid Cap Core Fund	Nuveen Symphony International Equity Fund

Nuveen Symphony Optimized Alpha Fund

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Chairman’s

Letter to Shareholders

Dear Shareholder,

The economic environment in which your Fund operates reflects continuing but uneven economic recovery. The U.S. and other major industrial countries are experiencing steady but comparatively low levels of economic growth, while emerging market countries are seeing a resumption of relatively strong economic expansion. The largest source of economic uncertainty is the potential impact of steps being considered by many governments to counteract the extraordinary governmental spending and credit expansion carried out to deal with the financial and economic crisis of 2008. Consequently, the implications for future tax rates, government spending, interest rates and the pace of economic recovery in the U.S. and other leading economies are extremely difficult to predict at the present time. The long term health of the global economy depends on restoring some measure of fiscal discipline around the world, but since all of the corrective steps require economic pain, it is not surprising that governments are reluctant to undertake them.

In the near term, governments remain committed to furthering economic recovery and realizing a meaningful reduction in their national unemployment rates. Such an environment should produce continued economic growth and, consequently, attractive investment opportunities. Over the longer term, the larger uncertainty mentioned earlier carries the risk of unexpected potholes in the road to sustained recovery. For this reason, Nuveen’s investment management teams are working hard to balance return and risk by building well-diversified portfolios, among other strategies. I encourage you to read the following commentary on the management of your Fund. As always, I also encourage you to contact your financial consultant if you have any questions about your Nuveen Fund investment.

On behalf of the other members of your Fund’s Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

May 21, 2010

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Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

The Large-Cap Growth Fund, Large-Cap Value Fund, Mid-Cap Core Fund, Small-Mid Cap Core Fund, International Equity Fund and Optimized Alpha Fund all feature management by Symphony Asset Management, LLC, an affiliate of Nuveen Investments. We recently spoke with David Wang and Rick Brandt, portfolio managers for the Large-Cap Growth, Large-Cap Value, Mid-Cap Core, Small-Mid Cap Core and Optimized Alpha Funds, and Eric Olson, portfolio manager for the International Equity Fund, about key investment strategies and the performance of the Funds for this six-month period.

How did the Funds perform during the six-month period ended March 31, 2010?

The table on page 12 provides performance information for the Funds (Class A Shares at net asset value) for the six-month, one-year and since inception periods ended March 31, 2010. The table also compares the Funds’ returns to appropriate benchmarks. A more detailed account of each Fund’s relative performance is provided later in this report.

What were the main contributors and detractors from the Funds’ performance during the six-month period ended March 31, 2010?

Nuveen Symphony Large-Cap Growth Fund

The Class A Shares at net asset value for the Nuveen Symphony Large-Cap Growth Fund outperformed both the Lipper Large-Cap Growth Funds Index and the Russell 1000 Growth Index during the reporting period.

Symphony’s equity investment process combines quantitative methods for screening and risk control with qualitative methods for security selection and portfolio construction. Quantitative screening simplifies and disciplines the stock-selection process, sharpening the focus of the research team that makes investment decisions. Qualitative methods then add in-depth analysis of earnings quality, industry trends, trading characteristics and accounting practices. Overall, the Fund tends to avoid credit sensitive companies, such as those with high financial leverage or vulnerable capital structures, and shows a preference for firms with strong cash flow generation, conservative management and market leadership.

As was characteristic of most asset classes in general during the period, the performance of the equities included in the Russell 1000 Growth Index was led by the riskier, more economically sensitive companies. Specifically, smaller-cap, high-leverage, high-beta, and low-price stocks outperformed within the index. From a sector standpoint, industrials, consumer discretionary, and technology led the index while utilities, energy, and materials lagged.

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Heading into the first quarter of 2010 earnings season, analysts were expecting year-over-year revenue growth of close to 10% for the S&P 500 Index, and we believed these expectations might prove too conservative. The second quarter is expected to mark the first year-over-year revenue growth for the index since the fourth quarter of 2008, reinforcing the view that economic activity continues to gain momentum. We are encouraged by recent signs of life returning to the American consumer, and believe this dynamic will continue to benefit consumer related sectors and companies, many of which are trading below recent historical multiples because of depressed earnings. We also are encouraged that the market seems to be increasingly focused on valuing equities based on company-specific fundamentals, rather than macro data, as this leads to an environment where stock picking can have more impact.

The top performers for the reporting period included Netflix, an online retailer offering movie rental services. The company’s shares rose over 23% following its fourth quarter earnings announcement. Netflix is starting to see significant traction in its online streaming offering which allows subscribers to stream movies on-demand directly from its website. As more users move to the streaming content platform, Netflix will see margins expand as costs such as postage decline. We continue to hold our position in the company, as we believe it will benefit from increased demand for its streaming content and potential subscription increases driven by its new iPad application.

Also positively contributing to performance was Walter Energy, which produces metallurgical, steam and industrial coal. Walter is one of the largest ‘pure-play’ producers of metallurgical coal, a key ingredient used in steel making. The shares benefitted from continuing strong demand for steel and other raw materials in China. We continued to hold shares in the company at the end of the period.

Lastly, the Fund benefited from its position in Amazon.com, an online retailer offering a wide range of products ranging from books and music to electronics. Amazon is seeing continued benefits from expanding its product lines. The company reported strong earnings during the period, driven by accelerating growth in its electronics offerings and from gaining market share in international markets. We continued to hold shares in the company at the end of the period.

Negatively impacting performance was Qualcomm, which develops digital wireless communications products and services. The majority of the company’s sales come from supplying chips to mobile phone makers. The company surprised the market in January when it significantly cut its outlook for sales in 2010, prompting a 14% decline in shares. We sold our shares during the period.

Also negatively impacting performance was the Apollo Group, a for-profit education company that focuses on higher education programs for working adults. The Securities and Exchange Commission opened an informal inquiry into the company’s revenue recognition policies in October 2009, prompting a 17% decline in the stock price. As details regarding the scope and extent of the investigation were not fully disclosed, we feared it would act as a significant overhang on the stock, so we sold our shares.

Lastly, Exelon, a utility company serving customers in Illinois, Pennsylvania and New Jersey, detracted for the Fund’s performance. Utilities were the only sector posting

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negative performance during the period as investors shunned this defensive group. In addition, Exelon struggled as the company’s gross margins came under pressure during the downturn. We continued to hold a modest position in the shares at the end of the period, however, as we seek to take advantage of the company’s leverage if there is a rebound in power prices.

While the Fund benefited from continuing to shift into more cyclical names throughout the period, its relative performance was constrained by momentum-based stocks, as previously beaten-down equities reversed trend and outgained prior winners.

Nuveen Symphony Large-Cap Value Fund

During this six-month reporting period, the Fund’s Class A Shares at net asset value slightly underperformed the Russell 1000 Value Index and the Lipper Large-Cap Value Funds Index.

Symphony’s equity investment process combines quantitative methods for screening and risk control with qualitative methods for security selection and portfolio construction. Quantitative screening simplifies and disciplines the stock-selection process, sharpening the focus of the research team that makes investment decisions. Qualitative methods then add in-depth analysis of earnings quality, industry trends, trading characteristics and accounting practices. For the period, our investment strategy focused on avoiding credit sensitive companies with high financial leverage and vulnerable capital structures. Instead, we looked for market leaders with strong cash flow generation and conservative management.

As was characteristic of most asset classes in general during the period, the performance of the equities in the Russell 1000 Value Index was led by the riskier, more economically sensitive companies. Specifically, smaller-cap, high-leverage, high-beta, and low-price stocks outperformed within the index. From a sector standpoint, consumer discretionary, materials and industrials led the index while utilities, energy, and financials lagged.

Heading into the first quarter of 2010 earnings season, analysts were expecting year-over-year revenue growth of close to 10% for the S&P 500 Index, and we believed these expectations might prove too conservative. The second quarter is expected to mark the first year-over-year revenue growth for the index since the fourth quarter of 2008, reinforcing the view that economic activity continues to gain momentum. We are encouraged by recent signs of life returning to the American consumer, and believe this dynamic will continue to benefit consumer related sectors and companies, many of which are trading below recent historical multiples because of depressed earnings. We also are encouraged that the market seems to be increasingly focused on valuing equities based on company-specific fundamentals, rather than macro data, as this leads to an environment where stock picking can have more impact.

One of the Fund’s best performers for the period was Visa, which manages one of the leading global retail electronic payments networks. The company has seen significant improvement in its core operations over the past six months. Consumer spending has been gradually returning to the economy, prompting increasing credit and debit card transactions which drive Visa’s revenues. We continued to hold shares in the company at the end of the period.

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Also positively contributing to performance was Cimarex Energy, which explores and produces oil and gas primarily in the South-Central United States. Shares trended steadily higher during the period on the back of improving global economic fundamentals and rising commodity prices. Also, the company has begun to see stabilization in its drilling activity over the past few months. Cimarex should benefit from increased drilling activity in its acreage in the Permian and Anadarko Basins which could provide further upside to earnings. We continued to hold shares in the company at the end of the period.

In addition, the Fund benefited from its holding in Cliffs Natural Resources, a diversified mining and natural resources company . The company operates iron ore and coal mines in North and South America and Australia. The shares benefited from continuing strong demand for steel and other raw materials in China. We also continued to hold these shares at the end of the period.

Holdings that negatively impacted performance included Corrections Corporation of America, which provides detention and corrections services to government agencies. The company announced that proposed state budgets in Arizona would phase out the state’s use of private corrections operators like Corrections Corporation. As state governments across the country continue to face increasingly tight budgetary constraints, we believe the company faces significant risks to its core business model. We sold our position in the company during the first quarter of 2010.

Chesapeake Energy, one of the biggest independent natural gas producers in the United States, also detracted from Fund performance. The company has lagged peers due to its heavy exposure to natural gas, which has trailed other energy commodities over the past few months. We continued to hold a modest position in the company at the end of the period, as we believe the share price under-appreciates the company’s high quality asset portfolio and exposure to some of the most productive shale plays (such as Haynesville, Marcellus, Barnett, and Fayetteville).

KLA-Tencor, which manufactures process monitoring systems for the semiconductor industry, also negatively impacted performance. Shares sold off sharply in late January as the broad markets experienced a correction and investors grew nervous that the Chinese New Year would cause a slowdown in semiconductor manufacturing. However, positive data points regarding capital expenditure plans continued to flow from the larger semiconductor companies (such as Intel and Taiwan Semiconductor), indicating the fundamental outlook for companies like KLA-Tencor remains strong. We continued to hold shares in the company at the end of the period.

Nuveen Symphony Mid-Cap Core Fund

During the period, the Fund’s Class A Shares at net asset value outperformed the Lipper Mid-Cap Core Funds Index and underperformed the Russell Midcap Index.

Symphony’s equity investment process combines quantitative methods for screening and risk control with qualitative methods for security selection and portfolio construction. Quantitative screening simplifies and disciplines the stock-selection process, sharpening the focus of the research team that makes investment decisions. Qualitative methods then add in-depth analysis of earnings quality, industry trends, trading characteristics and

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accounting practices. Overall, the Fund tends to avoid credit sensitive companies with high financial leverage or vulnerable capital structures, and shows a preference for firms with strong cash flow generation, conservative management and market leadership.

As was characteristic of most asset classes in general during the period, the performance of the equities in the Russell Midcap Index was led by the riskier, more economically sensitive companies. Specifically, smaller-cap, high-leverage, high-beta, and low-price stocks outperformed within the index. From a sector standpoint, health care, consumer discretionary, and materials led the index while utilities, energy, and financials lagged.

For the period, one of the Fund’s top performers was Perrigo, which manufactures store brand over-the-counter (OTC) pharmaceuticals and nutritional products. The company announced better-than-expected earnings for the period ending December 2009 and announced it would acquire PBM Holdings, a manufacturer of OTC brand infant formula and baby foods. Management expects the deal to be accretive to earnings per share in the first year the acquisition closes, and investors reacted positively to the announcement as PBM is well-positioned for international growth. We continued to hold the shares as of the end of the period.

Also positively contributing to performance was Estee Lauder, a leading global producer of skin care, makeup, fragrance and hair care products. The company’s shares lifted after it announced fourth quarter earnings that came in more than 75% above management’s previous guidance. Management also raised their sales growth outlook for 2010 to 10% growth, up from its prior guidance of 5%. We continued to hold the shares as of the end of the period.

In addition, Mastercard reported stronger than expected third quarter results driven by solid execution and cost controls. Management noted they are seeing stabilizing and improving transaction volume as economic fundamentals continue to strengthen. We maintain our favorable view on the shares, as they are levered to a recovery in consumer spending and the secular trend toward increasing debit and credit card usage worldwide.

Several positions detracted from the Fund’s performance, including Legg Mason, a global investment management company. Shares declined following a weaker-than-expected fourth quarter earnings announcement. The asset manager saw increased net outflows during the fourth quarter, even as fixed-income inflows increased across all asset managers and equity markets remained strong. We continued to hold shares in the company at period end, as we believe they are attractively priced with an improving growth outlook.

Also negatively impacting performance was SandRidge Energy, which explores and produces oil and gas in the Texas/Gulf Coast region. The company reported in-line third quarter earnings, but production levels were below expectations and they guided future production below many analysts’ estimates. We sold our shares in the company before the end of the period.

Lastly, Lazard provides investment banking and advisory services to clients worldwide. Shares declined following the unexpected death of the company’s renowned CEO in October. Weaker than expected fourth quarter results also weighed on the shares. We sold our position during the period.

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The Fund remained focused on companies with strong relative fundamentals, high quality of earnings, limited insider selling and reasonable valuation. We are encouraged by recent signs of life returning to the American consumer, and believe this dynamic will continue to benefit consumer related sectors and companies, many of which are trading at below recent historical multiples because of depressed earnings. We are also encouraged that the market seems to be increasingly focused on valuing equities based on company-specific fundamentals, rather than macro data, as this leads to an environment where stock picking can have more impact.

Nuveen Symphony Small-Mid Cap Core Fund

While showing a healthy return during the reporting period, the Class A Shares at net asset value for the Nuveen Symphony Small-Mid Cap Core Fund underperformed the strong performance of the Lipper Small-Cap Core Funds Index and Russell 2500 Index.

Symphony’s equity investment process combines quantitative methods for screening and risk control with qualitative methods for security selection and portfolio construction. Quantitative screening simplifies and disciplines the stock-selection process, sharpening the focus of the research team that makes investment decisions. Qualitative methods then add in-depth analysis of earnings quality, industry trends, trading characteristics and accounting practices. Overall, the Fund tends to avoid credit sensitive companies with high financial leverage or vulnerable capital structures, and shows a preference for firms with strong cash flow generation, conservative management and market leadership.

As was characteristic of most asset classes in general during the period, the performance of the equities in the Russell 2500 Index was led by the riskier, more economically sensitive companies. Specifically, smaller-cap, high-leverage, high-beta, and low-price stocks outperformed within the index. From a sector standpoint, consumer discretionary, health care and materials led the index while utilities, financials and technology lagged.

On of the Fund’s top performers was Tempur-Pedic, which manufactures and markets premium foam mattresses and pillows, leveraging proprietary heat-sensitive viscoelastic surfaces based on material originally developed by NASA. The company reported revenue and earnings ahead of analysts’ expectations and announced a $100 million share repurchase program during the period. We continued to hold a position in TPX on March 31, 2010, although we did reduce our holdings to take some profits during the period.

Also positively contributing to Fund performance was Starent Networks, which makes equipment that allows carriers to link their wireless networks to the internet. Cisco Systems (CSCO) announced in October 2009 that they would purchase the company for $35 per share in cash, a 21% premium to the stock price prior to the announcement. We exited our position shortly after the announcement.

In addition, Switch and Data Facilities, a leading provider of data center and internet exchange services, also did well. Equinix Inc. (EQIX) announced in October that they would purchase the company for $689 million in a cash and stock deal, representing a premium of about 35%. We exited our position shortly after the announcement.

Negatively impacting performance was Alnylam, which is a biomedical company that is developing technology that can target and silence specific disease-causing genes. The

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stock price trended lower during the period following an unexpected announcement that the firm’s Chief Scientific Officer was leaving the company after being there for less than one year. We continued to hold this name at period end due to the multiple therapies currently in its pipeline and its significant large pharma partnerships, including with Novartis and Roche. Novartis exercised its right to purchase additional shares in ALNY as recently as May 2009. We believe these significant partnerships validate the company’s science and commercial opportunities.

Also detracting from performance was NutriSystem, which operates a weight management service built around an online weight loss community that provides members with personal counseling and diet and exercise plans. Shares experienced a very rapid run-up toward the end of 2009 as investors grew increasingly optimistic about its recently implemented diet card products that are distributed through major retailers such as Wal-Mart and Walgreens. Shares declined when management delivered poor 2010 guidance and the retail channel initiatives appear to be largely unsuccessful thus far. We exited our position during the period.

In addition, our position in Medivation detracted from performance, This firm develops biomedical technologies used in the early-development stage of research & development processes. Shares plunged nearly 70% following a surprise announcement that in a phase 3 trial, its leading drug candidate, Dimebon, did not show efficacy. The drug is a therapy for Alzheimer’s disease being developed in partnership with Pfizer. The announcement came as a surprise, given that phase 2 trials showed positive results that had successfully passed reviews by the FDA, Pfizer, and the medical research journal Lancet. We sold the shares a few days after the announcement, as the outlook for the drug remains uncertain and management has been unable to provide any clarity as to why the phase 3 trial was unsuccessful.

The Fund remained focused on companies with strong relative fundamentals, high quality of earnings, limited insider selling and reasonable valuation. We are encouraged by recent signs of life returning to the American consumer, and believe this dynamic will continue to benefit consumer related sectors and companies, many of which are trading at below recent historical multiples because of depressed earnings. We are also encouraged that the market seems to be increasingly focused on valuing equities based on company-specific fundamentals, rather than macro data, as this leads to an environment where stock picking can have more impact.

Nuveen Symphony International Equity Fund

During the reporting period, the Fund’s Class A Shares at net asset value slightly outperformed each of its comparative indexes

Symphony’s equity investment process combines quantitative methods for screening and risk control with qualitative methods for security selection and portfolio construction. Quantitative screening simplifies and disciplines the stock-selection process, sharpening the focus of the research team that makes investment decisions. Qualitative methods then add in-depth analysis of earnings quality, industry trends, trading characteristics and accounting practices.

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The investment objective of this Fund is to seek long-term capital appreciation through an investing strategy focusing on non-U.S. equity securities. Throughout the period, we sought opportunities in both value and growth styles as the Fund is a core strategy.

From a developed market perspective, resource rich countries such as Norway and Australia had strong performance as global demand for commodities continued to rise. UK stocks were lifted by mining and energy companies, as well as a weakening pound that should help boost exports. Sovereign risk emerged as a major focal point for investors during the period as the massive debt burdens of Dubai and Greece dominated headlines. Efforts were made by both countries to calm markets, but these will be ongoing concerns over the next few months. The threat of debt default in Greece has put some pressure on other European countries with poor fiscal positions – like Spain, Italy, and Portugal – and has caused uncertainty over how the European Monetary Union would deal with such an event. In the emerging markets, Israel and Mexico were among the top performers, while India and South Korea lagged.

Asset prices during the period were driven by an increased appetite for risk as signs continued to show the economic recovery is well under way. The MSCI EAFE Index was led by a general outperformance of the more economically sensitive sectors, such as technology and industrials, and an underperformance by more defensive sectors like utilities and telecommunication. Stock price fluctuations were largely determined by macroeconomic news and general investor risk preferences, as opposed to company- specific fundamentals. As fears escalated that the debt crisis emerging in Greece might spread throughout Europe, the MSCI EAFE Index in late January retreated over 11% in less than three weeks, while the VIX index (often used as a measure of investor anxiety) spiked over 55%. As the first quarter of 2010 drew to a close and the European Union and International Monetary Fund began to sketch out plans for a Greek rescue, investors grew more confident that any potential crisis might be contained from spreading beyond Greece’s borders. The MSCI EAFE Index rebounded over 10% from its mid-quarter lows and the VIX (a measure of stock market volatility) retreated significantly to finish March about 18% lower than where it started the year. In terms of currencies, the U.S. dollar outperformed most of its developed market peers as Greece’s troubles weighed on the euro and traders began placing bets the Federal Reserve would raise rates before Japan, the UK or the Eurozone.

Emerging markets modestly outperformed developed markets during the first quarter of 2010. The developed markets were led by Denmark and Japan. Denmark’s economy is benefitting from recent tax cuts, stimulus spending, record low interest rates, and a healthy banking system. The Danish central bank revised its 2010 GDP growth forecast higher in March. The country’s currency is pegged to the euro, which weakened relative to most developed currencies during the quarter, suggesting Danish exporters should be more competitive in the global marketplace. Japanese stocks were boosted by the strengthening global economy, as many companies there are closely tied to the technology and capital goods industries. Surprisingly, Japanese stocks outpaced those in many other countries even as the yen remained relatively strong against Japan’s major trading partners. Spain and Italy lagged among major developed markets during the period on fears of spillover effects from the uncertainty surrounding Greece’s finances.

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The Fund’s focus is on stock selection — which we believe to be the only consistent source of outperformance. However, macro economic factors continued to be a driver of realized performance. In this environment, the Fund’s balanced approach of seeking opportunities with value and growth drivers in large and mid-cap companies worked well. Undervalued companies also continued to perform well, and after the strong market recovery in early 2009, we continued to find value opportunities. In addition, many of our growth-oriented positions contributed to the Fund’s outperformance. However, the Fund did experience more volatility than the comparative indexes, which had a somewhat negative effect on relative performance.

On the positive side, the Fund continued to hold positions in Canada that made significant contributions to performance, and positions in emerging markets generally did well. Our consumer discretionary positions also gained. Conversely, some of our positions in continental Europe underperformed, and our underweight position in industrials hurt performance. The Fund’s cash position also worked against its overall performance.

Millicom International Cellular was one of our best performing positions. This company operates wireless phone services in frontier and emerging countries. The company has good growth prospects in an industry that has fewer and fewer areas for expansion. Another good performing stock was Nidec, which creates precision motors that are used in hard discs and appliances. Management has implemented a cost control program and the company continues to dominate its market. BHP Billiton, the global mining giant, also contributed positively to performance. Countries with natural materials, such as Australia and Canada, were the first to experience an expansion in their gross domestic products (GDPs). The company benefited from a strong recovery in demand from the Asian emerging markets. Our positions in large European continental banks, such as Credit Suisse and Deutsche Bank, hurt performance. We sold some of these positions due to concerns about exposure to southern European sovereign debt.

Nuveen Symphony Optimized Alpha Fund

During the reporting period, the Fund’s Class A Shares at net asset value outperformed each of its comparative indexes.

Symphony’s optimized alpha process consists of a combination of quantitative screens and fundamental research, which seek to create portfolios that deliver consistent returns. We use quantitative screening which employs the same four models to identify stocks with higher return potential; analyst skill, earnings quality, valuation and insider behavior. We also focus on portfolio construction, using a process designed to optimize for the highest projected return per unit of total risk, relative to a benchmark.

We also conduct a qualitative assessment that provides a check on the four models and to potentially enhance overall return. In general, the Fund tends to avoid credit sensitive companies with high financial leverage, and vulnerable capital structures, and shows a preference for firms with strong cash flow generation, conservative management and market leadership.

During the period, the Fund benefited relative to the benchmark from its positions in the materials and health care sectors while industrials and consumer staples detracted from

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performance. As was characteristic of most asset classes in general during the period, performance of the S&P 500 Index was led by the riskier, more economically sensitive companies. Specifically, smaller-cap, high-leverage, high-beta, and low-price stocks outperformed within the index.

One of the Fund’s top performers for the period was Cliffs Natural Resources, which is a diversified mining and natural resources company. The company operates iron ore and coal mines in North and South America and Australia. The shares benefited from continuing strong demand for steel and other raw materials in China. We continued to hold shares in the company at the end of the period.

Also positively contributing to performance was Walter Industries Inc., which produces metallurgical, steam and industrial coal. Walter is one of the largest ‘pure-play’ producers of metallurgical coal, a key ingredient used in steel making. The shares benefited from continuing strong demand for steel and other raw materials in China. We also continued to hold shares in this company at the end of the period.

In addition, United States Steel, an integrated steel producer with operations in North America and Europe, did well. Due to the high fixed cost structure inherent in the company’s business model, U.S. Steel is highly levered to benefit from a rebound in global economic activity. The company gained during the period from rising steel demand driven by accelerating growth in emerging market countries like China.

Several holdings negatively impacted performance, including Gilead Sciences, a biopharmaceutical company that focuses on life-threatening diseases, particularly HIV/AIDS, liver disease, and cardiovascular and respiratory illnesses. The stock’s absolute performance was approximately flat for the six-month time period, but underperformed the overall portfolio on a relative basis due to the rapidly rising market. This was typical for pharmaceutical company shares generally, due to the lack of cyclicality in their businesses and the uncertainty created by the health care reform debate in the United States. We continued to hold the shares at the end of the period.

Also negatively impacting performance was Consol Energy, a producer of coal and coalbed methane gas. Consol shares had been performing well during the period until the company announced they would acquire exploration and production assets from Dominion Resources. The assets increase the company’s exposure to oil & gas exploration in the Marcellus Shale. We continued to hold our shares in the company at period end, as they are a leading low cost producer of Appalachian coal and natural gas and we think the recent acquisition has significant shareholder value over the long term.

In addition, Cabot Oil & Gas, an oil and gas exploration company with properties spread throughout North America, underperformed. As the fundamental outlook for natural gas deteriorated over the last several months, the shares have did not do well. We continued to hold the shares at period end, as we believed their exposure to development in the Marcellus Shale should drive upside to earnings in the future.

The Fund remained focused on companies with strong relative fundamentals, high quality of earnings, limited insider selling and reasonable valuation. We are encouraged by recent signs of life returning to the American consumer, and believe this dynamic will continue to benefit consumer related sectors and companies, many of which are trading

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*	Since inception returns for the Large-Cap Value Fund, Mid-Cap Core Fund and Small-Mid Cap Core Fund are as of 5/31/2006, for the Large-Cap Growth Fund as of 12/15/2006, for the International Equity Fund as of 5/30/2008 and for the Optimized Alpha Fund as of 9/28/2007. Since inception returns for the Lipper indexes use the same dates as the Funds. Since inception returns for the other indexes are from the end of the month of the Fund’s inception.

1	The Lipper Large-Cap Growth Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Large-Cap Growth Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

2	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

3	The Lipper Large-Cap Value Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Large-Cap Value Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

4	The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

5	The Lipper Mid-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Mid-Cap Core Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

6	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 30% of the total market capitalization of the Russell 1000 Index. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

at below recent historical multiples because of depressed earnings. We are also encouraged that the market seems to be increasingly focused on valuing equities based on company-specific fundamentals, rather than macro data, as this leads to an environment where stock picking can have more impact.

Class A Shares – Average Annual Total Returns as of 3/31/10

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception*
Nuveen Symphony Large-Cap Growth Fund
A Shares at NAV	14.58%	51.68%	0.22%
A Shares at Offer	7.98%	42.92%	-1.57%
Lipper Large-Cap Growth Funds Index[1]	11.88%	50.04%	-1.11%
Russell 1000 Growth Index[2]	12.96%	49.75%	-0.68%
Nuveen Symphony Large-Cap Value Fund
A Shares at NAV	10.71%	42.59%	0.73%
A Shares at Offer	4.34%	34.43%	-0.82%
Lipper Large-Cap Value Funds Index[3]	11.04%	49.73%	-0.89%
Russell 1000 Value Index[4]	11.28%	53.56%	-1.87%
Nuveen Symphony Mid-Cap Core Fund
A Shares at NAV	14.50%	55.27%	1.47%
A Shares at Offer	7.94%	46.32%	-0.08%
Lipper Mid-Cap Core Funds Index[5]	13.83%	61.53%	1.67%
Russell Midcap Index[6]	15.10%	67.71%	0.99%
Nuveen Symphony Small-Mid Cap Core Fund
A Shares at NAV	11.29%	47.21%	-2.19%
A Shares at Offer	4.89%	38.75%	-3.69%
Lipper Small-Cap Core Funds Index[7]	12.46%	63.48%	0.25%
Russell 2500 Index[8]	14.76%	65.71%	0.73%
Nuveen Symphony International Equity Fund
A Shares at NAV	3.89%	48.51%	-15.89%
A Shares at Offer	-2.06%	39.93%	-18.56%
Lipper International Large-Cap Core Funds Index[9]	3.47%	51.25%	-13.96%
MSCI EAFE Index[10]	3.18%	55.20%	-12.54%
Nuveen Symphony Optimized Alpha Fund
A Shares at NAV	13.62%	41.50%	-5.22%
A Shares at Offer	7.06%	33.37%	-7.43%
Lipper Multi-Cap Growth Funds Index[11]	12.40%	55.27%	-6.71%
S&P 500 Index[12]	11.75%	49.77%	-7.99%

Six-month returns are cumulative; one-year and since inception returns are annualized.

Returns quoted represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. The Class A Share maximum sales charge is 5.75% for each of these Funds. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more

12	Nuveen Investments

7	The Lipper Small-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Small-Cap Core Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

8	The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

9	The Lipper International Large-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper International Large-Cap Core Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

10	The MSCI EAFE Index is an unmanaged index comprised of a capitalization-weighted sampling of the companies listed on the stock exchanges of 21 countries, excluding the U.S. and Canada. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

11	The Lipper Multi-Cap Growth Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Multi-Cap Growth Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

12	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

Nuveen Investments	13

Fund Spotlight as of 3/31/10 Nuveen Symphony Large-Cap Growth Fund

Quick Facts
	A Shares	C Shares	R3 Shares	I Shares
Fund Symbols	NCGAX	NCGCX	NSGQX	NSGIX
NAV	$20.04	$19.56	$20.15	$20.15
Latest Ordinary Income Distribution[1]	$0.0115	$ —	$ —	$0.0508
Inception Date	12/15/06	12/15/06	9/29/09	12/15/06

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and will be available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 3/31/10

A Shares	NAV	Offer
1-Year	51.68%	42.92%
Since Inception	0.22%	-1.57%

C Shares	NAV
1-Year	50.58%
Since Inception	-0.53%

R3 Shares	NAV
1-Year	51.39%
Since Inception	-0.06%

I Shares	NAV
1-Year	52.13%
Since Inception	0.47%

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	1.94%	1.35%
Class C	2.84%	2.10%
Class R3	2.19%	1.60%
Class I	1.68%	1.10%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2010. The expense ratios are those shown in the most recent Fund prospectus.

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$8,564
Number of Common Stocks	63

Top Five Common Stock Holdings[2]
Apple, Inc.	5.5%
Intel Corporation	2.9%
Express Scripts, Inc.	2.7%
Google Inc., Class A	2.7%
Amazon.com, Inc.	2.6%

1	Paid December 31, 2009.

2	As a percentage of total investments as of March 31, 2010. Holdings are subject to change.

14	Nuveen Investments

Fund Spotlight as of 3/31/10 Nuveen Symphony Large-Cap Growth Fund

Industries[1]
Computers & Peripherals	10.3%
Semiconductors & Equipment	8.6%
Software	8.2%
Health Care Providers & Services	7.5%
IT Services	5.2%
Internet Software & Services	4.6%
Internet & Catalog Retail	4.5%
Tobacco	4.2%
Health Care Equipment & Supplies	3.8%
Metals & Mining	3.7%
Biotechnology	3.5%
Media	3.3%
Energy Equipment & Services	3.2%
Food Products	3.0%
Hotels, Restaurants & Leisure	2.7%
Beverages	2.4%
Chemicals	2.3%
Air Freight & Logistics	2.2%
Auto Components	2.1%
Other	14.7%

1	As a percentage of total investments as of March 31, 2010. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (10/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/10)	$1,145.80	$1,140.50	$1,144.20	$1,146.60	$1,018.25	$1,014.51	$1,017.00	$1,019.50
Expenses Incurred During Period	$7.17	$11.15	$8.50	$5.83	$6.74	$10.50	$8.00	$5.49

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.34%, 2.09%, 1.59% and 1.09% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Investments	15

Fund Spotlight as of 3/31/10 Nuveen Symphony Large-Cap Value Fund

Quick Facts
	A Shares	C Shares	R3 Shares	I Shares
Fund Symbols	NSLAX	NSLCX	NLCVX	NSLIX
NAV	$18.15	$18.03	$18.16	$18.16
Latest Ordinary Income Distribution[1]	$0.1633	$0.0524	$0.1248	$0.2003
Inception Date	5/31/06	5/31/06	5/05/09	5/31/06

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 3/31/10

A Shares	NAV	Offer
1-Year	42.59%	34.43%
Since Inception	0.73%	-0.82%

C Shares	NAV
1-Year	41.51%
Since Inception	-0.03%

R3 Shares	NAV
1-Year	42.24%
Since Inception	0.48%

I Shares	NAV
1-Year	42.97%
Since Inception	0.98%

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	12.09%	1.30%
Class C	13.40%	2.05%
Class R3	33.24%	1.55%
Class I	9.70%	1.05%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through January 31, 2011. The expense ratios are those shown in the most recent Fund prospectus.

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$1,166
Number of Common Stocks	73

Top Five Common Stock Holdings[2]
Bank of America Corporation	3.4%
Visa Inc.	2.8%
U.S. Bancorp	2.5%
Intel Corporation	2.4%
Home Depot, Inc.	2.2%

1	Paid December 31, 2009.

2	As a percentage of total investments as of March 31, 2010. Holdings are subject to change.

16	Nuveen Investments

Fund Spotlight as of 3/31/10 Nuveen Symphony Large-Cap Value Fund

Industries[1]
Oil, Gas & Consumable Fuels	12.5%
Commercial Banks	6.3%
Insurance	6.0%
Media	5.5%
Metals & Mining	5.3%
Machinery	5.1%
Pharmaceuticals	4.9%
Semiconductors & Equipment	4.8%
Computers & Peripherals	4.5%
Diversified Financial Services	3.4%
Food Products	3.4%
Specialty Retail	3.3%
Real Estate Investment Trust	2.8%
IT Services	2.8%
Capital Markets	2.7%
Thrifts & Mortgage Finance	2.6%
Independent Power Producers & Energy Traders	2.0%
Consumer Finance	2.0%
Health Care Equipment & Supplies	1.9%
Road & Rail	1.9%
Electrical Equipment	1.9%
Other	14.4%

1	As a percentage of total investments as of March 31, 2010. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (10/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/10)	$1,107.10	$1,102.80	$1,105.90	$1,108.70	$1,018.50	$1,014.76	$1,017.25	$1,019.75
Expenses Incurred During Period	$6.78	$10.69	$8.09	$5.47	$6.49	$10.25	$7.75	$5.24

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.29%, 2.04%, 1.54% and 1.04% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Investments	17

Fund Spotlight as of 3/31/10 Nuveen Symphony Mid-Cap Core Fund

Quick Facts
	A Shares	C Shares	R3 Shares	I Shares
Fund Symbols	NCCAX	NCCCX	NMCRX	NCCIX
NAV	$19.76	$19.21	$19.86	$19.88
Latest Ordinary Income Distribution[1]	$0.0252	$ —	$ —	$0.0635
Inception Date	5/31/06	5/31/06	5/05/09	5/31/06

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 3/31/10

A Shares	NAV	Offer
1-Year	55.27%	46.32%
Since Inception	1.47%	-0.08%

C Shares	NAV
1-Year	54.09%
Since Inception	0.72%

R3 Shares	NAV
1-Year	54.75%
Since Inception	1.19%

I Shares	NAV
1-Year	55.64%
Since Inception	1.73%

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	9.20%	1.40%
Class C	9.73%	2.15%
Class R3	23.32%	1.65%
Class I	7.20%	1.15%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through January 31, 2011. The expense ratios are those shown in the most recent Fund prospectus.

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$1,015
Number of Common Stocks	75

Top Five Common Stock Holdings[2]
Parker Hannifin Corporation	2.4%
Perrigo Company	2.3%
Lubrizol Corporation	2.2%
Salesforce.com, Inc.	2.0%
Estee Lauder Companies Inc., Class A	1.9%

1	Paid December 31, 2009.

2	As a percentage of total investments as of March 31, 2010. Holdings are subject to change.

18	Nuveen Investments

Fund Spotlight as of 3/31/10Nuveen Symphony Mid-Cap Core Fund

Industries[1]
Machinery	7.3%
Oil, Gas & Consumable Fuels	5.8%
Semiconductors & Equipment	5.5%
Specialty Retail	5.3%
Health Care Providers & Services	5.2%
Software	5.1%
Capital Markets	5.1%
Computers & Peripherals	5.1%
Media	4.4%
Real Estate Investment Trust	3.7%
Chemicals	3.6%
Metals & Mining	3.4%
IT Services	3.2%
Food Products	2.7%
Household Durables	2.7%
Multiline Retail	2.6%
Energy Equipment & Services	2.4%
Pharmaceuticals	2.3%
Personal Products	1.9%
Multi-Utilities	1.8%
Independent Power Producers & Energy Traders	1.8%
Commercial Banks	1.8%
Construction & Engineering	1.6%
Insurance	1.6%
Other	14.1%

1	As a percentage of total investments as of March 31, 2010. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (10/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/10)	$1,145.00	$1,141.20	$1,143.90	$1,146.90	$1,018.00	$1,014.26	$1,016.75	$1,019.25
Expenses Incurred During Period	$7.43	$11.42	$8.77	$6.10	$6.99	$10.75	$8.25	$5.74

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.39%, 2.14%, 1.64% and 1.14% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Investments	19

Fund Spotlight as of 3/31/10 Nuveen Symphony Small-Mid Cap Core Fund

Quick Facts
	A Shares	C Shares	R3 Shares	I Shares
Fund Symbols	NSSAX	NSSCX	NSMFX	NSSIX
NAV	$17.14	$16.66	$17.21	$17.29
Inception Date	5/31/06	5/31/06	5/05/09	5/31/06

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 3/31/10

A Shares	NAV	Offer
1-Year	47.21%	38.75%
Since Inception	-2.19%	-3.69%

C Shares	NAV
1-Year	46.10%
Since Inception	-2.92%

R3 Shares	NAV
1-Year	46.72%
Since Inception	-2.46%

I Shares	NAV
1-Year	47.61%
Since Inception	-1.94%

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	10.65%	1.50%
Class C	10.97%	2.25%
Class R3	25.49%	1.75%
Class I	8.22%	1.25%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through January 31, 2011. The expense ratios are those shown in the most recent Fund prospectus.

Portfolio Allocation1

Portfolio Statistics
Net Assets ($000)	$938
Number of Common Stocks	142

Top Five Common Stock Holdings[1]
NetFlix.com Inc.	1.5%
Parker Hannifin Corporation	1.4%
Guess Inc.	1.3%
Perrigo Company	1.2%
Big Lots, Inc.	1.2%

1	As a percentage of total investments as of March 31, 2010. Holdings are subject to change.

20	Nuveen Investments

Fund Spotlight as of 3/31/10 Nuveen Symphony Small-Mid Cap Core Fund

Industries[1]
Oil, Gas & Consumable Fuels	6.2%
Software	5.6%
Health Care Providers & Services	5.5%
Machinery	4.9%
Commercial Banks	4.8%
Real Estate Investment Trust	4.7%
Specialty Retail	4.6%
Capital Markets	4.4%
Chemicals	4.3%
IT Services	4.2%
Semiconductors & Equipment	3.3%
Household Durables	2.7%
Computers & Peripherals	2.6%
Communications Equipment	2.5%
Insurance	2.4%
Media	2.3%
Health Care Equipment & Supplies	2.3%
Food Products	2.2%
Aerospace & Defense	2.0%
Multiline Retail	1.9%
Textiles, Apparel & Luxury Goods	1.9%
Biotechnology	1.9%
Metals & Mining	1.8%
Electrical Equipment	1.7%
Containers & Packaging	1.5%
Internet & Catalog Retail	1.5%
Internet Software & Services	1.4%
Other	14.9%
1	As a percentage of total investments as of March 31, 2010. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (10/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/10)	$1,112.90	$1,109.10	$1,111.00	$1,114.70	$1,017.50	$1,013.76	$1,016.26	$1,018.75
Expenses Incurred During Period	$7.85	$11.78	$9.16	$6.54	$7.49	$11.25	$8.75	$6.24

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.49%, 2.24%, 1.74% and 1.24% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Investments	21

Fund Spotlight as of 3/31/10 Nuveen Symphony International Equity Fund

Quick Facts
	A Shares	C Shares	I Shares
Fund Symbols	NSIAX	NSECX	NSIEX
NAV	$14.26	$14.18	$14.25
Latest Ordinary Income Distribution[1]	$0.2646	$0.1728	$0.2948
Inception Date	5/30/08	5/30/08	5/30/08

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 3/31/10

A Shares	NAV	Offer
1-Year	48.51%	39.93%
Since Inception	-15.89%	-18.56%

C Shares	NAV
1-Year	47.35%
Since Inception	-16.52%

I Shares	NAV
1-Year	48.87%
Since Inception	-15.68%

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	8.42%	1.38%
Class C	13.74%	2.13%
Class I	13.45%	1.13%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2011. The expense ratios are those shown in the most recent Fund prospectus.

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$989
Number of Common Stocks	55

Top Five Common Stock Holdings[2]
Millicom International Cellular S.A.	3.7%
Canon Inc., ADR	3.3%
Toyota Motor Corporation, Sponsored ADR	3.3%
ABB Limited, ADR	3.2%
BHP Billiton PLC, ADR	3.2%

1	Paid December 31, 2009.

2	As a percentage of total investments as of March 31, 2010. Holdings are subject to change.

22	Nuveen Investments

Fund Spotlight as of 3/31/10Nuveen Symphony International Equity Fund

Country Allocation[1]
United Kingdom	16.8%
Japan	14.2%
Canada	9.6%
France	9.0%
Germany	6.4%
Switzerland	5.9%
Spain	5.6%
Brazil	5.0%
Australia	4.2%
Netherlands	4.2%
India	3.7%
Luxembourg	3.7%
Other	11.7%

Industries[1]
Commercial Banks	14.7%
Oil, Gas & Consumable Fuels	11.5%
Pharmaceuticals	9.0%
Metals & Mining	8.9%
Automobiles	6.4%
Food & Staples Retailing	4.0%
Insurance	4.0%
Diversified Telecommunication Services	3.8%
Wireless Telecommunication Services	3.7%
Food Products	3.5%
Office Electronics	3.3%
Semiconductors & Equipment	3.2%
Electrical Equipment	3.2%
Electronic Equipment & Instruments	2.6%
Beverages	2.6%
Multi-Utilities	2.1%
Other	13.5%

1	As a percentage of total investments as of March 31, 2010. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

				Hypothetical Performance
	Actual Performance			(5% return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (10/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/10)	$1,038.90	$1,034.80	$1,040.40	$1,018.10	$1,014.36	$1,019.35
Expenses Incurred During Period	$6.96	$10.75	$5.70	$6.89	$10.65	$5.64

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.37%, 2.12% and 1.12% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Investments	23

Fund Spotlight as of 3/31/10 Nuveen Symphony Optimized Alpha Fund

Quick Facts
	A Shares	C Shares	I Shares
Fund Symbols	NOPAX	NOPCX	NOPRX
NAV	$17.39	$17.14	$17.40
Latest Ordinary Income Distribution[1]	$0.0279	$ —	$0.0632
Inception Date	9/28/07	9/28/07	9/28/07

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 3/31/10

A Shares	NAV	Offer
1-Year	41.50%	33.37%
Since Inception	-5.22%	-7.43%

C Shares	NAV
1-Year	40.38%
Since Inception	-5.93%

I Shares	NAV
1-Year	41.88%
Since Inception	-5.00%

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	7.32%	1.45%
Class C	8.30%	2.20%
Class I	7.14%	1.20%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2010. The expense ratios are those shown in the most recent Fund prospectus.

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$3,092
Number of Common Stocks	64

Top Five Common Stock Holdings[2]
Apple, Inc.	3.8%
Johnson & Johnson	3.3%
International Business Machines Corporation (IBM)	2.9%
Coca-Cola Company	2.9%
Mosaic Company	2.8%

1	Paid December 31, 2009.

2	As a percentage of total investments as of March 31, 2010. Holdings are subject to change.

24	Nuveen Investments

Fund Spotlight as of 3/31/10 Nuveen Symphony Optimized Alpha Fund

Industries[1]
Metals & Mining	9.1%
Computers & Peripherals	7.8%
Oil, Gas & Consumable Fuels	6.9%
Health Care Providers & Services	6.2%
Pharmaceuticals	5.8%
Commercial Banks	4.3%
Food Products	4.1%
Tobacco	3.8%
Semiconductors & Equipment	3.7%
Biotechnology	3.3%
Internet & Catalog Retail	3.3%
Health Care Equipment & Supplies	3.1%
Beverages	2.9%
Chemicals	2.8%
Specialty Retail	2.7%
Internet Software & Services	2.6%
Electric Utilities	2.5%
Household Products	2.4%
Consumer Finance	2.4%
Short-Term Investments	7.1%
Other	13.2%

1	As a percentage of total investments as of March 31, 2010. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

				Hypothetical Performance
	Actual Performance			(5% return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (10/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/10)	$1,136.20	$1,132.10	$1,137.80	$1,017.75	$1,014.01	$1,019.00
Expenses Incurred During Period	$7.67	$11.64	$6.34	$7.24	$11.00	$5.99

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.44%, 2.19% and 1.19% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Investments	25

Portfolio of Investments (Unaudited)

Nuveen Symphony Large-Cap Growth Fund

March 31, 2010

Shares	Description (1)	Value

	COMMON STOCKS – 97.3%

	Aerospace & Defense – 2.0%

3,020	Raytheon Company	$172,502

	Air Freight & Logistics – 2.1%

2,820	United Parcel Service, Inc., Class B	181,636

	Auto Components – 2.0%

5,320	Johnson Controls, Inc.	175,507

	Beverages – 2.3%

1,185	Coca-Cola Company	65,175

4,880	Coca-Cola Enterprises Inc.	134,981
	Total Beverages	200,156

	Biotechnology – 3.4%

1,690	Amgen Inc., (2)	100,994

4,150	Gilead Sciences, Inc., (2)	188,742
	Total Biotechnology	289,736

	Capital Markets – 0.7%

1,135	T. Rowe Price Group Inc.	62,346

	Chemicals – 2.2%

1,470	Celanese Corporation, Series A	46,820

2,350	Mosaic Company	142,810
	Total Chemicals	189,630

	Commercial Services & Supplies – 0.9%

1,351	Stericycle Inc., (2)	73,630

	Computers & Peripherals – 10.0%

1,958	Apple, Inc., (2)	459,991

1,559	Hewlett-Packard Company	82,861

1,578	International Business Machines Corporation (IBM)	202,379

2,832	Western Digital Corporation, (2)	110,420
	Total Computers & Peripherals	855,651

	Electric Utilities – 1.5%

2,887	Exelon Corporation	126,479

	Energy Equipment & Services – 3.1%

3,124	Cooper Cameron Corporation, (2)	133,895

2,024	FMC Technologies Inc., (2)	130,811
	Total Energy Equipment & Services	264,706

	Food Products – 2.9%

2,100	Archer-Daniels-Midland Company	60,690

1,780	H.J. Heinz Company	81,186

2,447	Hershey Foods Corporation	104,756
	Total Food Products	246,632

	Health Care Equipment & Supplies – 3.7%

2,351	Becton, Dickinson and Company	185,094

2,510	Hologic Inc., (2)	46,535

26	Nuveen Investments

Shares	Description (1)	Value

	Health Care Equipment & Supplies (continued)

1,520	Hospira Inc., (2)	$86,108
	Total Health Care Equipment & Supplies	317,737

	Health Care Providers & Services – 7.3%

5,350	AmerisourceBergen Corporation	154,722

2,247	Express Scripts, Inc., (2)	228,655

1,980	Lincare Holdings, (2)	88,862

2,380	McKesson HBOC Inc.	156,414
	Total Health Care Providers & Services	628,653

	Hotels, Restaurants & Leisure – 2.7%

5,410	Las Vegas Sands, (2)	114,422

4,660	Starbucks Corporation	113,098
	Total Hotels, Restaurants & Leisure	227,520

	Household Products – 0.5%

547	Colgate-Palmolive Company	46,637

	Internet & Catalog Retail – 4.4%

1,574	Amazon.com, Inc., (2)	213,639

2,190	NetFlix.com Inc., (2)	161,491
	Total Internet & Catalog Retail	375,130

	Internet Software & Services – 4.5%

1,635	Equinix Inc., (2)	159,151

398	Google Inc., Class A, (2)	225,670
	Total Internet Software & Services	384,821

	IT Services – 5.0%

1,620	Global Payments Inc.	73,791

701	MasterCard, Inc.	178,054

1,969	Visa Inc.	179,238
	Total IT Services	431,083

	Life Sciences Tools & Services – 1.6%

2,540	Life Technologies Corporation, (2)	132,766

	Machinery – 0.7%

1,320	Donaldson Company, Inc.	59,558

	Media – 3.2%

5,313	DIRECTV Group, Inc., (2)	179,633

2,090	Scripps Networks Interactive, Class A Shares	92,692
	Total Media	272,325

	Metals & Mining – 3.6%

1,586	Freeport-McMoRan Copper & Gold, Inc.	132,494

1,945	Walter Industries Inc.	179,465
	Total Metals & Mining	311,959

	Office REIT – 0.7%

1,040	Digital Realty Trust Inc.	56,368

Nuveen Investments	27

Portfolio of Investments (Unaudited)

Nuveen Symphony Large-Cap Growth Fund (continued)

March 31, 2010

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels – 2.0%

1,697	Alpha Natural Resources Inc., (2)	$84,663

2,045	Continental Resources Inc., (2)	87,015
	Total Oil, Gas & Consumable Fuels	171,678

	Personal Products – 1.0%

1,260	Estee Lauder Companies Inc., Class A	81,736

	Retail REIT – 1.0%

974	Simon Property Group, Inc.	81,719

	Semiconductors & Equipment – 8.4%

6,350	Broadcom Corporation, Class A, (2)	210,693

10,855	Intel Corporation	241,632

4,422	Marvell Technology Group Ltd., (2)	90,120

7,070	Novellus Systems, Inc., (2)	176,750
	Total Semiconductors & Equipment	719,195

	Software – 7.9%

968	Ansys Inc., (2)	41,760

1,041	Citrix Systems, (2)	49,416

6,630	Microsoft Corporation	194,060

2,400	Rovi Corporation, (2)	89,112

1,947	Salesforce.com, Inc., (2)	144,954

3,440	Sybase, Inc., (2)	160,373
	Total Software	679,675

	Specialty Retail – 1.0%

3,210	Williams-Sonoma Inc.	84,391

	Thrifts & Mortgage Finance – 0.9%

5,530	Hudson City Bancorp, Inc.	78,305

	Tobacco – 4.1%

2,080	Lorillard Inc.	156,499

3,733	Philip Morris International	194,713
	Total Tobacco	351,212
	Total Investments (cost $6,524,716) – 97.3%	8,331,079
	Other Assets Less Liabilities – 2.7%	232,798
	Net Assets – 100%	$8,563,877

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

28	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Symphony Large-Cap Value Fund

March 31, 2010

Shares	Description (1)	Value

	COMMON STOCKS – 97.9%

	Aerospace & Defense – 1.1%

221	Raytheon Company	$12,624

	Beverages – 1.3%

299	Coca-Cola Enterprises Inc.	8,270

198	Dr. Pepper Snapple Group, (2)	6,964
	Total Beverages	15,234

	Biotechnology – 1.4%

272	Amgen Inc., (2)	16,255

	Capital Markets – 2.7%

728	Invesco LTD	15,950

532	Legg Mason, Inc.	15,252
	Total Capital Markets	31,202

	Chemicals – 1.0%

187	Eastman Chemical Company	11,908

	Commercial Banks – 6.2%

506	BB&T Corporation	16,389

1,367	Fifth Third Bancorp.	18,578

1,094	U.S. Bancorp	28,313

284	Wells Fargo & Company	8,838
	Total Commercial Banks	72,118

	Commercial Services & Supplies – 1.0%

401	Republic Services, Inc.	11,637

	Computers & Peripherals – 4.4%

214	Hewlett-Packard Company	11,374

53	International Business Machines Corporation (IBM)	6,797

1,169	Seagate Technology	21,346

308	Western Digital Corporation, (2)	12,009
	Total Computers & Peripherals	51,526

	Construction & Engineering – 0.8%

285	Shaw Group Inc., (2)	9,810

	Consumer Finance – 1.9%

549	Capital One Financial Corporation	22,734

	Diversified Financial Services – 3.4%

2,205	Bank of America Corporation	39,357

	Diversified Telecommunication Services – 0.6%

190	CenturyTel, Inc.	6,737

	Electric Utilities – 1.2%

320	Exelon Corporation	14,019

	Electrical Equipment – 1.8%

382	Rockwell Automation, Inc.	21,530

	Energy Equipment & Services – 1.1%

438	Halliburton Company	13,197

Nuveen Investments	29

Portfolio of Investments (Unaudited)

Nuveen Symphony Large-Cap Value Fund (continued)

March 31, 2010

Shares	Description (1)	Value

	Food Products – 3.3%

227	Hershey Foods Corporation	$9,718

481	Smithfield Foods, Inc., (2)	9,976

985	Tyson Foods, Inc., Class A	18,863
	Total Food Products	38,557

	Health Care Equipment & Supplies – 1.9%

254	Covidien PLC	12,771

499	Hologic Inc., (2)	9,251
	Total Health Care Equipment & Supplies	22,022

	Health Care Providers & Services – 1.3%

255	Quest Diagnostics Incorporated	14,864

	Household Durables – 1.1%

830	Newell Rubbermaid Inc.	12,616

	Independent Power Producers & Energy Traders – 2.0%

661	Constellation Energy Group	23,208

	Insurance – 5.9%

446	Allstate Corporation	14,410

591	Lincoln National Corporation	18,144

1,395	Old Republic International Corporation	17,689

309	Prudential Financial, Inc.	18,695
	Total Insurance	68,938

	IT Services – 2.7%

348	Visa Inc.	31,678

	Machinery – 5.0%

260	Caterpillar Inc.	16,341

501	Oshkosh Truck Corporation	20,210

336	Parker Hannifin Corporation	21,753
	Total Machinery	58,304

	Media – 5.4%

454	Cablevision Systems Corporation	10,960

1,155	Comcast Corporation, Class A	21,737

602	DIRECTV Group, Inc., (2)	20,354

221	Lamar Advertising Company, (2)	7,591

113	Madison Square Garden Inc.	2,455
	Total Media	63,097

	Metals & Mining – 5.2%

178	Cliffs Natural Resources Inc.	12,629

266	Freeport-McMoRan Copper & Gold, Inc.	22,222

646	Steel Dynamics Inc.	11,286

223	United States Steel Corporation	14,165
	Total Metals & Mining	60,302

	Multiline Retail – 1.1%

567	Macy’s, Inc.	12,344

30	Nuveen Investments

Shares	Description (1)	Value

	Office REIT – 1.1%

164	Boston Properties, Inc.	$12,372

	Oil, Gas & Consumable Fuels – 12.2%

166	Anadarko Petroleum Corporation	12,090

267	Cabot Oil & Gas Corporation	9,826

478	Chesapeake Energy Corporation	11,300

370	Cimarex Energy Company	21,971

247	Continental Resources Inc., (2)	10,510

233	Devon Energy Corporation	15,012

227	Hess Corporation	14,199

454	Newfield Exploration Company, (2)	23,631

284	Occidental Petroleum Corporation	24,009
	Total Oil, Gas & Consumable Fuels	142,548

	Pharmaceuticals – 4.8%

858	Bristol-Myers Squibb Company	22,909

171	Johnson & Johnson	11,149

514	Watson Pharmaceuticals Inc., (2)	21,470
	Total Pharmaceuticals	55,528

	Retail REIT – 1.7%

621	Kimco Realty Corporation	9,712

250	Taubman Centers Inc.	9,980
	Total Retail REIT	19,692

	Road & Rail – 1.9%

394	Norfolk Southern Corporation	22,021

	Semiconductors & Equipment – 4.7%

1,218	Intel Corporation	27,113

520	KLA-Tencor Corporation	16,078

569	Marvell Technology Group Ltd., (2)	11,596
	Total Semiconductors & Equipment	54,787

	Specialty Retail – 3.2%

763	Home Depot, Inc.	24,683

474	Williams-Sonoma Inc.	12,461
	Total Specialty Retail	37,144

	Thrifts & Mortgage Finance – 2.5%

785	Hudson City Bancorp, Inc.	11,116

1,130	New York Community Bancorp, Inc.	18,690
	Total Thrifts & Mortgage Finance	29,806

	Tobacco – 1.0%

223	Philip Morris International	11,632
	Total Investments (cost $957,969) – 97.9%	1,141,348
	Other Assets Less Liabilities – 2.1%	24,590
	Net Assets – 100%	$1,165,938

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

Nuveen Investments	31

Portfolio of Investments (Unaudited)

Nuveen Symphony Mid-Cap Core Fund

March 31, 2010

Shares	Description (1)	Value

	COMMON STOCKS – 97.0%

	Aerospace & Defense – 1.0%

131	Alliant Techsystems Inc., (2)	$10,650

	Beverages – 1.4%

413	Dr. Pepper Snapple Group	14,525

	Biotechnology – 1.5%

644	BioMarin Pharmaceutical Inc., (2)	15,050

	Building Products – 0.9%

577	Masco Corporation	8,955

	Capital Markets – 4.9%

112	Affiliated Managers Group Inc., (2)	8,848

339	Ameriprise Financial, Inc.	15,377

612	Invesco LTD	13,409

424	Legg Mason, Inc.	12,156
	Total Capital Markets	49,790

	Chemicals – 3.5%

455	Celanese Corporation, Series A	14,492

232	Lubrizol Corporation	21,279
	Total Chemicals	35,771

	Commercial Banks – 1.7%

206	Commerce Bancshares Inc.	8,475

328	SunTrust Banks, Inc.	8,787
	Total Commercial Banks	17,262

	Computers & Peripherals – 4.9%

78	Apple, Inc., (2)	18,325

422	Network Appliance Inc., (2)	13,740

453	Western Digital Corporation, (2)	17,662
	Total Computers & Peripherals	49,727

	Construction & Engineering – 1.6%

459	Shaw Group Inc., (2)	15,799

	Containers & Packaging – 1.3%

526	Packaging Corp. of America	12,945

	Electric Utilities – 0.6%

132	Exelon Corporation	5,783

	Energy Equipment & Services – 2.4%

227	FMC Technologies Inc., (2)	14,671

204	Oil States International Inc., (2)	9,249
	Total Energy Equipment & Services	23,920

	Food Products – 2.7%

310	Mead Johnson Nutrition Company, Class A Shares	16,129

566	Tyson Foods, Inc., Class A	10,839
	Total Food Products	26,968

32	Nuveen Investments

Shares	Description (1)	Value

	Gas Utilities – 0.9%

186	National Fuel Gas Company	$9,402

	Health Care Equipment & Supplies – 0.7%

377	Hologic Inc., (2)	6,990

	Health Care Providers & Services – 5.0%

419	Community Health Systems, Inc., (2)	15,474

174	Express Scripts, Inc., (2)	17,706

136	Laboratory Corporation of America Holdings, (2)	10,297

165	Lincare Holdings, (2)	7,405
	Total Health Care Providers & Services	50,882

	Hotels, Restaurants & Leisure – 1.3%

646	Las Vegas Sands, (2)	13,663

	Household Durables – 2.6%

701	Lennar Corporation, Class A	12,064

966	Newell Rubbermaid Inc.	14,683
	Total Household Durables	26,747

	Independent Power Producers & Energy Traders – 1.7%

494	Constellation Energy Group	17,344

	Insurance – 1.5%

589	WR Berkley Corporation	15,367

	Internet & Catalog Retail – 1.1%

147	NetFlix.com Inc., (2)	10,840

	Internet Software & Services – 0.8%

85	Equinix Inc., (2)	8,274

	IT Services – 3.1%

411	Global Payments Inc.	18,721

51	MasterCard, Inc.	12,954
	Total IT Services	31,675

	Machinery – 7.1%

202	Cummins Inc.	12,514

154	Donaldson Company, Inc.	6,948

453	Oshkosh Truck Corporation	18,274

360	Parker Hannifin Corporation	23,307

372	Timken Company	11,164
	Total Machinery	72,207

	Media – 4.3%

446	Cablevision Systems Corporation	10,766

381	Lamar Advertising Company, (2)	13,087

111	Madison Square Garden Inc.	2,412

382	Scripps Networks Interactive, Class A Shares	16,942
	Total Media	43,207

Nuveen Investments	33

Portfolio of Investments (Unaudited)

Nuveen Symphony Mid-Cap Core Fund (continued)

March 31, 2010

Shares	Description (1)	Value

	Metals & Mining – 3.3%

527	Steel Dynamics Inc.	$9,207

224	United States Steel Corporation	14,228

113	Walter Industries Inc.	10,427
	Total Metals & Mining	33,862

	Multiline Retail – 2.6%

305	Big Lots, Inc., (2)	11,108

684	Macy’s, Inc.	14,891
	Total Multiline Retail	25,999

	Multi-Utilities – 1.7%

415	PG&E Corporation	17,604

	Office REIT – 2.8%

281	Digital Realty Trust Inc.	15,230

1,104	Duke Realty Corporation	13,690
	Total Office REIT	28,920

	Oil, Gas & Consumable Fuels – 5.6%

203	Alpha Natural Resources Inc., (2)	10,128

229	Cabot Oil & Gas Corporation	8,427

290	Cimarex Energy Company	17,220

323	Continental Resources Inc., (2)	13,744

119	Hess Corporation	7,443
	Total Oil Gas & Consumable Fuels	56,962

	Personal Products – 1.9%

295	Estee Lauder Companies Inc., Class A	19,137

	Pharmaceuticals – 2.2%

380	Perrigo Company	22,314

	Retail REIT – 0.8%

496	Kimco Realty Corporation	7,757

	Road & Rail – 0.9%

261	Kansas City Southern Industries, (2)	9,440

	Semiconductors & Equipment – 5.4%

405	Broadcom Corporation, Class A, (2)	13,438

479	KLA-Tencor Corporation	14,811

726	Marvell Technology Group Ltd., (2)	14,796

447	Xilinx, Inc.	11,399
	Total Semiconductors & Equipment	54,444

	Software – 5.0%

325	Rovi Corporation, (2)	12,067

266	Salesforce.com, Inc., (2)	19,804

396	Sybase, Inc., (2)	18,462
	Total Software	50,333

34	Nuveen Investments

Shares	Description (1)	Value

	Specialty Retail – 5.1%

963	Chico’s FAS, Inc., (2)	$13,886

220	Guess Inc.	10,336

419	PetSmart Inc.	13,391

547	Williams-Sonoma Inc.	14,381
	Total Specialty Retail	51,994

	Thrifts & Mortgage Finance – 1.2%

828	Hudson City Bancorp, Inc.	11,724
	Total Investments (cost $746,007) – 97.0%	984,233
	Other Assets Less Liabilities – 3.0%	30,304
	Net Assets – 100%	$1,014,537

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

Nuveen Investments	35

Portfolio of Investments (Unaudited)

Nuveen Symphony Small-Mid Cap Core Fund

March 31, 2010

Shares	Description (1)	Value

	COMMON STOCKS – 95.8%

	Aerospace & Defense – 1.9%

61	Alliant Techsystems Inc., (2)	$4,959

109	Esterline Technologies Corporation, (2)	5,388

245	GeoEye, Inc., (2)	7,228
	Total Aerospace & Defense	17,575

	Beverages – 0.7%

200	Dr. Pepper Snapple Group, (2)	7,034

	Biotechnology – 1.8%

243	Alnylam Pharmaceuticals, Inc., (2)	4,136

315	BioMarin Pharmaceutical Inc., (2)	7,362

482	ISIS Pharmaceuticals, Inc., (2)	5,263
	Total Biotechnology	16,761

	Building Products – 1.0%

302	Apogee Enterprises, Inc.	4,775

268	Masco Corporation	4,159
	Total Building Products	8,934

	Capital Markets – 4.2%

55	Affiliated Managers Group Inc., (2)	4,345

161	Ameriprise Financial, Inc.	7,303

211	Calamos Asset Management, Inc. Class A	3,026

301	Invesco LTD	6,595

206	Legg Mason, Inc.	5,906

104	Piper Jaffray Companies, (2)	4,191

153	Stifel Financial Corporation, (2)	8,224
	Total Capital Markets	39,590

	Chemicals – 4.1%

216	Celanese Corporation, Series A	6,880

106	Lubrizol Corporation	9,722

148	Minerals Technologies Inc.	7,672

600	Solutia Inc., (2)	9,666

168	Westlake Chemical Corporation	4,333
	Total Chemicals	38,273

	Commercial Banks – 4.6%

206	Columbia Banking Systems Inc.	4,184

100	Commerce Bancshares Inc.	4,114

332	Community Bank System Inc.	7,563

241	First Financial Bancorp.	4,287

194	Hancock Holding Company	8,111

150	SunTrust Banks, Inc.	4,019

92	SVB Financial Group	4,293

523	Umpqua Holdings Corporation	6,935
	Total Commercial Banks	43,506

	Communications Equipment – 2.4%

96	Comtech Telecom Corporation, (2)	3,071

36	Nuveen Investments

Shares	Description (1)	Value

	Communications Equipment (continued)

362	Interdigital Inc., (2)	$10,085

309	Plantronics Inc.	9,666
	Total Communications Equipment	22,822

	Computers & Peripherals – 2.5%

38	Apple, Inc., (2)	8,927

196	Network Appliance Inc., (2)	6,382

214	Western Digital Corporation, (2)	8,344
	Total Computers & Peripherals	23,653

	Construction & Engineering – 0.8%

209	Shaw Group Inc., (2)	7,194

	Containers & Packaging – 1.5%

251	Packaging Corp. of America	6,177

170	Rock-Tenn Company	7,747
	Total Containers & Packaging	13,924

	Diversified Consumer Services – 0.7%

286	Bridgepoint Education Inc., (2)	7,030

	Diversified Financial Services – 1.0%

383	PHH Corporation, (2)	9,027

	Diversified REIT – 0.4%

74	PS Business Parks Inc.	3,952

	Electric Utilities – 0.3%

60	Exelon Corporation	2,629

	Electrical Equipment – 1.6%

630	GrafTech International Ltd., (2)	8,612

319	Harbin Electric, Inc., (2)	6,887
	Total Electrical Equipment	15,499

	Energy Equipment & Services – 1.2%

102	FMC Technologies Inc., (2)	6,592

97	Oil States International Inc., (2)	4,398
	Total Energy Equipment & Services	10,990

	Food Products – 2.1%

145	Mead Johnson Nutrition Company, Class A Shares	7,544

135	Sanderson Farms Inc.	7,237

269	Tyson Foods, Inc., Class A	5,151
	Total Food Products	19,932

	Gas Utilities – 0.5%

85	National Fuel Gas Company	4,297

	Health Care Equipment & Supplies – 2.2%

156	Align Technology, Inc., (2)	3,017

247	ev3, Inc., (2)	3,917

Nuveen Investments	37

Portfolio of Investments (Unaudited)

Nuveen Symphony Small-Mid Cap Core Fund (continued)

March 31, 2010

Shares	Description (1)	Value

	Health Care Equipment & Supplies (continued)

180	Hologic Inc., (2)	$3,337

247	Masimo Corporation	6,558

115	Steris Corporation	3,871
	Total Health Care Equipment & Supplies	20,700

	Health Care Providers & Services – 5.3%

389	Centene Corporation, (2)	9,352

206	Community Health Systems, Inc., (2)	7,608

134	Emergency Medical Services Corporation, (2)	7,578

85	Express Scripts, Inc., (2)	8,650

456	HealthSouth Corporation, (2)	8,527

59	Laboratory Corporation of America Holdings, (2)	4,467

79	Lincare Holdings, (2)	3,546
	Total Health Care Providers & Services	49,728

	Hotels, Restaurants & Leisure – 1.3%

293	Las Vegas Sands, (2)	6,197

680	Shuffle Master Inc., (2)	5,569
	Total Hotels, Restaurants & Leisure	11,766

	Household Durables – 2.6%

344	Lennar Corporation, Class A	5,920

230	Meritage Corporation, (2)	4,830

458	Newell Rubbermaid Inc.	6,962

227	Tempur Pedic International Inc., (2)	6,846
	Total Household Durables	24,558

	Independent Power Producers & Energy Traders – 0.9%

228	Constellation Energy Group	8,005

	Insurance – 2.3%

212	Aspen Insurance Holdings Limited	6,114

326	Delphi Financial Group, Inc.	8,202

272	WR Berkley Corporation	7,096
	Total Insurance	21,412

	Internet & Catalog Retail – 1.5%

188	NetFlix.com Inc., (2)	13,860

	Internet Software & Services – 1.4%

38	Equinix Inc., (2)	3,699

491	Rackspace Hosting Inc., (2)	9,196
	Total Internet Software & Services	12,895

	IT Services – 4.0%

195	Global Payments Inc.	8,882

24	MasterCard, Inc.	6,096

96	Maximus Inc.	5,849

477	VeriFone Holdings Inc., (2)	9,640

233	Wright Express Corporation, (2)	7,018
	Total IT Services	37,485

38	Nuveen Investments

Shares	Description (1)	Value

	Life Sciences Tools & Services – 0.5%

45	Bio-Rad Laboratories Inc., (2)	$4,658

	Machinery – 4.7%

95	Cummins Inc.	5,885

73	Donaldson Company, Inc.	3,294

115	Nordson Corporation	7,811

216	Oshkosh Truck Corporation, (2)	8,713

200	Parker Hannifin Corporation	12,948

176	Timken Company	5,282
	Total Machinery	43,933

	Marine – 0.9%

418	Genco Shipping and Trading Limited, (2)	8,824

	Media – 2.2%

216	Cablevision Systems Corporation	5,214

174	Lamar Advertising Company, (2)	5,977

54	Madison Square Garden Inc., (2)	1,173

188	Scripps Networks Interactive, Class A Shares	8,338
	Total Media	20,702

	Metals & Mining – 1.7%

247	Steel Dynamics Inc.	4,315

106	United States Steel Corporation	6,733

55	Walter Industries Inc.	5,075
	Total Metals & Mining	16,123

	Multiline Retail – 1.8%

285	Big Lots, Inc., (2)	10,380

313	Macy’s, Inc.	6,814
	Total Multiline Retail	17,194

	Multi-Utilities – 0.9%

197	PG&E Corporation	8,357

	Office REIT – 1.5%

153	Digital Realty Trust Inc.	8,293

505	Duke Realty Corporation	6,262
	Total Office REIT	14,555

	Oil, Gas & Consumable Fuels – 5.9%

98	Alpha Natural Resources Inc., (2)	4,889

109	Cabot Oil & Gas Corporation	4,011

138	Cimarex Energy Company	8,194

151	Continental Resources Inc., (2)	6,425

56	Hess Corporation	3,503

175	McMoran Exploration Corporation, (2)	2,560

420	Rosetta Resources, Inc., (2)	9,891

237	Stone Energy Corporation, (2)	4,207

41	Whiting Petroleum Corporation, (2)	3,314

323	World Fuel Services Corporation	8,605
	Total Oil, Gas & Consumable Fuels	55,599

Nuveen Investments	39

Portfolio of Investments (Unaudited)

Nuveen Symphony Small-Mid Cap Core Fund (continued)

March 31, 2010

Shares	Description (1)	Value

	Paper & Forest Products – 0.3%

209	Buckeye Technologies Inc., (2)	$2,734

	Personal Products – 1.0%

140	Estee Lauder Companies Inc., Class A	9,082

	Pharmaceuticals – 1.1%

182	Perrigo Company	10,687

	Professional Services – 0.1%

59	TrueBlue Inc., (2)	915

	Residential REIT – 0.8%

134	Equity Lifestyles Properties Inc.	7,220

	Retail REIT – 1.1%

713	Inland Real Estate Corporation	6,524

233	Kimco Realty Corporation	3,644
	Total Retail REIT	10,168

	Road & Rail – 0.5%

127	Kansas City Southern Industries, (2)	4,594

	Semiconductors & Equipment – 3.1%

188	Broadcom Corporation, Class A, (2)	6,238

229	KLA-Tencor Corporation	7,081

330	Marvell Technology Group Ltd., (2)	6,725

524	ON Semiconductor Corporation, (2)	4,192

208	Xilinx, Inc.	5,304
	Total Semiconductors & Equipment	29,540

	Software – 5.4%

81	Advent Software Inc., (2)	3,625

110	Ansys Inc., (2)	4,745

393	CommVault Systems, Inc., (2)	8,391

224	JDA Software Group, (2)	6,232

139	Manhattan Associates Inc., (2)	3,542

154	Rovi Corporation, (2)	5,718

128	Salesforce.com, Inc., (2)	9,530

190	Sybase, Inc., (2)	8,858
	Total Software	50,641

	Specialized REIT – 0.7%

273	LaSalle Hotel Properties	6,361

	Specialty Retail – 4.4%

473	Chico’s FAS, Inc.	6,821

170	DSW Inc., (2)	4,340

243	Guess Inc.	11,416

139	J. Crew Group Inc., (2)	6,380

184	PetSmart Inc.	5,881

252	Williams-Sonoma Inc.	6,625
	Total Specialty Retail	41,463

40	Nuveen Investments

Shares	Description (1)	Value

	Textiles, Apparel & Luxury Goods – 1.8%

48	Deckers Outdoor Corporation, (2)	$6,624

153	Fossil Inc., (2)	5,774

97	Steven Madden Limited, (2)	4,734
	Total Textiles, Apparel & Luxury Goods	17,132

	Thrifts & Mortgage Finance – 0.6%

379	Hudson City Bancorp, Inc.	5,367
	Total Investments (cost $755,367) – 95.8%	898,880
	Other Assets Less Liabilities – 4.2%	39,367
	Net Assets – 100%	$938,247

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

Nuveen Investments	41

Portfolio of Investments (Unaudited)

Nuveen Symphony International Equity Fund

March 31, 2010

Shares	Description (1)	Value

	COMMON STOCKS – 98.0%

	Automobiles – 6.3%

850	Honda Motor Company Limited, ADR	$29,997

397	Toyota Motor Corporation, Sponsored ADR	31,927
	Total Automobiles	61,924

	Beverages – 2.6%

165	Coca Cola Femsa SAB de CV	10,964

3,003	Foster’s Group Limited, ADR, (3)	14,474
	Total Beverages	25,438

	Capital Markets – 1.9%

2,510	Nomura Holdings Inc.	18,398

	Commercial Banks – 14.4%

678	Banco Bradesco S.A., ADR	12,496

729	Banco Itau Holdings Financeira, S.A., Sponsred ADR	16,031

1,759	Banco Santander Central S.A., ADR	23,342

399	Bank of Nova Scotia	19,958

457	ICICI Bank Limited, ADR	19,514

360	National Australia Bank Limited, Sponsored ADR, (2), (3)	9,076

261	Royal Bank of Canada	15,229

483	Societe Generale, (3)	6,071

279	Toronto-Dominion Bank	20,808
	Total Commercial Banks	142,525

	Diversified Telecommunication Services – 3.8%

1,863	Portugal telecom SGPS S.A.	20,698

233	Telefonica S.A., Sponsored ADR	16,566
	Total Diversified Telecommunication Services	37,264

	Electric Utilities – 2.0%

543	E.ON A.G., Sponsored ADR, (3)	20,031

	Electrical Equipment – 3.1%

1,419	ABB Limited, ADR, (2)	30,991

	Electronic Equipment & Instruments – 2.6%

953	Nidec Corporation, ADR	25,521

	Energy Equipment & Services – 0.9%

505	ACERGY S.A., ADR	9,272

	Food & Staples Retailing – 3.9%

292	Companhia Brasileira de Distribuicao Grupo Pao de Acucar	19,631

1,439	Koninklijke Ahold NV, Sponsored ADR, (3)	19,067
	Total Food & Staples Retailing	38,698

	Food Products – 3.4%

292	Nestle S.A., Sponsored ADR, (3)	14,950

637	Unilever PLC, ADR	18,651
	Total Food Products	33,601

	Health Care Providers & Services – 1.6%

290	Fresenius SE, ADR	16,286

42	Nuveen Investments

Shares	Description (1)	Value

	Hotels, Restaurants & Leisure – 1.8%

428	Carnival Corporation, ADR	$17,522

	Industrial Conglomerates – 0.9%

620	Tomkins PLC, Sponsored ADR	8,829

	Insurance – 3.9%

1,196	AXA-UAP, Sponsored ADR	26,360

729	Prudential Corporation PLC	12,087
	Total Insurance	38,447

	IT Services – 2.0%

1,341	CGI Group Inc., (2)	19,994

	Media – 1.0%

194	WPP Group PLC, Sponsored ADR	10,001

	Metals & Mining – 8.7%

447	BHP Billiton PLC, ADR	30,588

214	BHP Billiton LTD, ADR	17,188

124	POSCO, ADR	14,509

457	Silver Wheaton Corporation, (2)	7,166

894	Sterlite Industries India Ltd., ADR	16,637
	Total Metals & Mining	86,088

	Multi-Utilities – 2.0%

87	RWE AG, Sponsored ADR, (3)	7,734

363	Veolia Environment S.A., ADR	12,549
	Total Multi-Utilities	20,283

	Office Electronics – 3.2%

697	Canon Inc., ADR	32,208

	Oil, Gas & Consumable Fuels – 11.3%

121	BG PLC, Sponsored ADR, (3)	10,497

272	BP PLC, Sponsored ADR	15,523

315	EnCana Corporation	9,774

622	Repsol YPF S.A., ADR	14,791

1,129	StatoilHydro ASA, Sponsored ADR	26,340

404	Total S.A., Sponsored ADR	23,440

460	Yanzhou Coal Mining Company	11,086
	Total Oil, Gas & Consumable Fuels	111,451

	Pharmaceuticals – 8.8%

658	AstraZeneca PLC, Sponsored ADR	29,426

272	Bayer AG, Sponsored ADR, (3)	18,401

204	Novartis AG, Sponsored ADR	11,036

501	Sanofi-Aventis, Sponsored ADR	18,717

146	Teva Pharmaceutical Industries Limited, Sponsored ADR	9,210
	Total Pharmaceuticals	86,790

Nuveen Investments	43

Portfolio of Investments (Unaudited)

Nuveen Symphony International Equity Fund (continued)

March 31, 2010

Shares	Description (1)	Value

	Semiconductors & Equipment – 3.2%

604	ASM Lithography Holding NV	$21,382

949	Taiwan Semiconductor Manufacturing Company Ltd., Sponsored ADR	9,955
	Total Semiconductors & Equipment	31,337
	Tobacco – 1.1%

151	British American Tobacco PLC	10,404
	Wireless Telecommunication Services – 3.6%

399	Millicom International Cellular S.A.	35,573
	Total Investments (cost $772,448) – 98.0%	968,876
	Other Assets Less Liabilities – 2.0%	20,250
	Net Assets – 100%	$989,126

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, investment categorized as Level 2. See Notes to Financial Statements, Footnote 2 — Fair Value Measurements for more information.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

44	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Symphony Optimized Alpha Fund

March 31, 2010

Shares	Description (1)	Value

	COMMON STOCKS – 97.6%

	Aerospace & Defense – 0.7%

375	Raytheon Company	$21,420

	Auto Components – 1.6%

1,511	Johnson Controls, Inc.	49,848

	Beverages – 3.0%

1,698	Coca-Cola Company	93,390

	Biotechnology – 3.5%

439	Biogen Idec Inc., (2)	25,181

268	Celgene Corporation, (2)	16,605

1,468	Gilead Sciences, Inc., (2)	66,765
	Total Biotechnology	108,551

	Chemicals – 2.9%

1,478	Mosaic Company	89,818

	Commercial Banks – 4.5%

714	Commerce Bancshares Inc.	29,374

5,736	Fifth Third Bancorp.	77,952

1,006	Wells Fargo & Company	31,307
	Total Commercial Banks	138,633

	Commercial Services & Supplies – 1.2%

402	Stericycle Inc., (2)	21,909

436	Waste Management, Inc.	15,011
	Total Commercial Services & Supplies	36,920

	Computers & Peripherals – 8.2%

531	Apple, Inc., (2)	124,748

737	International Business Machines Corporation (IBM)	94,520

848	Western Digital Corporation, (2)	33,064
	Total Computers & Peripherals	252,332

	Construction & Engineering – 1.9%

1,689	Shaw Group Inc., (2)	58,135

	Consumer Finance – 2.5%

1,878	American Express Company	77,486

	Diversified Financial Services – 1.0%

1,752	Bank of America Corporation	31,273

	Diversified Telecommunication Services – 0.4%

402	Verizon Communications Inc.	12,470

	Electric Utilities – 2.6%

1,307	Progress Energy, Inc.	51,444

871	Southern Company	28,882
	Total Electric Utilities	80,326

	Energy Equipment & Services – 1.1%

1,123	Halliburton Company	33,836

Nuveen Investments	45

Portfolio of Investments (Unaudited)

Nuveen Symphony Optimized Alpha Fund (continued)

March 31, 2010

Shares	Description (1)	Value

	Food Products – 4.3%

670	General Mills, Inc.	$47,429

704	H.J. Heinz Company	32,109

982	Kellogg Company	52,468
	Total Food Products	132,006

	Health Care Equipment & Supplies – 3.3%

519	Becton, Dickinson and Company	40,861

603	Edwards Lifesciences Corporation, (2)	59,625
	Total Health Care Equipment & Supplies	100,486

	Health Care Providers & Services – 6.5%

1,427	AmerisourceBergen Corporation	41,269

402	Express Scripts, Inc., (2)	40,908

335	McKesson HBOC Inc.	22,016

1,046	Medco Health Solutions, Inc., (2)	67,530

506	Quest Diagnostics Incorporated	29,495
	Total Health Care Providers & Services	201,218

	Household Products – 2.5%

915	Colgate-Palmolive Company	78,013

	Insurance – 1.0%

1,033	Lincoln National Corporation	31,713

	Internet & Catalog Retail – 3.4%

359	Amazon.com, Inc., (2)	48,727

774	NetFlix.com Inc., (2)	57,075
	Total Internet & Catalog Retail	105,802

	Internet Software & Services – 2.8%

151	Google Inc., Class A, (2)	85,619

	IT Services – 1.1%

131	MasterCard, Inc.	33,274

	Machinery – 1.0%

505	Cummins Inc.	31,285

	Media – 1.4%

1,273	DIRECTV Group, Inc., (2)	43,040

	Metals & Mining – 9.6%

1,171	Cliffs Natural Resources Inc.	83,082

717	Freeport-McMoRan Copper & Gold, Inc.	59,898

1,354	United States Steel Corporation	86,008

734	Walter Industries Inc.	67,726
	Total Metals & Mining	296,714

	Oil, Gas & Consumable Fuels – 7.2%

1,041	Cabot Oil & Gas Corporation	38,309

787	Cimarex Energy Company	46,732

861	CONSOL Energy Inc.	36,730

46	Nuveen Investments

Shares	Description (1)			Value

	Oil, Gas & Consumable Fuels (continued)

828	Continental Resources Inc., (2)			$35,231

449	Hess Corporation			28,085

924	Southwestern Energy Company, (2)			37,625
	Total Oil, Gas & Consumable Fuels			222,712

	Pharmaceuticals – 6.1%

1,283	Bristol-Myers Squibb Company			34,256

1,668	Johnson & Johnson			108,754

1,119	Watson Pharmaceuticals Inc., (2)			46,741
	Total Pharmaceuticals			189,751

	Real Estate Investment Trust – 1.2%

412	Boston Properties, Inc.			31,081

466	Walter Investment Management Corporation			7,456
	Total Real Estate Investment Trust			38,537

	Semiconductors & Equipment – 3.9%

941	Broadcom Corporation, Class A, (2)			31,222

1,221	KLA-Tencor Corporation			37,753

2,547	Marvell Technology Group Ltd., (2)			51,908
	Total Semiconductors & Equipment			120,883

	Specialty Retail – 2.8%

688	Abercrombie & Fitch Co., Class A			31,400

736	Best Buy Co., Inc.			31,309

781	Home Depot, Inc.			25,265
	Total Specialty Retail			87,974

	Thrifts & Mortgage Finance – 0.4%

747	People’s United Financial, Inc.			11,683

	Tobacco – 4.0%

570	Lorillard Inc.			42,887

1,541	Philip Morris International			80,379
	Total Tobacco			123,266
	Total Common Stocks (cost $2,453,430)			$3,018,414

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 7.5%

$232	Repurchase Agreement with State Street Bank, dated 3/31/10, repurchase price $231,831, collateralized by $240,000 U.S. Treasury Bills, 0.000%, due 9/16/10, value $239,760	0.000%	4/01/10	$231,831
	Total Short-Term Investments (cost $231,831)			231,831
	Total Investments (cost $2,685,261) – 105.1%			3,250,245
	Other Assets Less Liabilities – (5.1)%			(158,586)
	Net Assets – 100%			$3,091,659

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

Nuveen Investments	47

Statement of Assets and Liabilities (Unaudited)

March 31, 2010

	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
Assets
Investments, at value (cost $6,524,716, $957,969, $746,007, $755,367, $772,448 and $2,685,261, respectively)	$8,331,079	$1,141,348	$984,233	$898,880	$968,876	$3,250,245
Cash	—	46,234	18,928	35,496	53,372	—
Receivables:
Dividends	4,181	1,360	817	613	984	3,702
From Adviser	30,636	16,323	34,823	35,224	3,506	9,819
Investments sold	—	—	28,488	18,669	—	130,718
Reclaims	—	—	—	—	563	—
Shares sold	655,000	—	—	—	—	—
Total assets	9,020,896	1,205,265	1,067,289	988,882	1,027,301	3,394,484
Liabilities
Cash overdraft	432,893	—	—	—	—	—
Payable for investments purchased	—	198	25,826	23,577	—	251,917
Accrued expenses:
12b-1 distribution and service fees	730	435	357	312	199	345
Other	23,396	38,694	26,569	26,746	37,976	50,563
Total liabilities	457,019	39,327	52,752	50,635	38,175	302,825
Net assets	$8,563,877	$1,165,938	$1,014,537	$938,247	$989,126	$3,091,659
Class A Shares
Net assets	$306,227	$315,125	$259,759	$243,606	$240,493	$343,615
Shares outstanding	15,283	17,362	13,148	14,212	16,865	19,761
Net asset value per share	$20.04	$18.15	$19.76	$17.14	$14.26	$17.39
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$21.26	$19.26	$20.97	$18.19	$15.13	$18.45
Class C Shares
Net assets	$761,816	$343,652	$252,799	$208,241	$177,297	$318,666
Shares outstanding	38,940	19,057	13,158	12,500	12,500	18,594
Net asset value and offering price per share	$19.56	$18.03	$19.21	$16.66	$14.18	$17.14
Class R3 Shares
Net assets	$56,952	$193,323	$202,219	$190,898	N/A	N/A
Shares outstanding	2,826	10,646	10,183	11,095	N/A	N/A
Net asset value and offering price per share	$20.15	$18.16	$19.86	$17.21	N/A	N/A
Class I Shares
Net assets	$7,438,882	$313,838	$299,760	$295,502	$571,336	$2,429,378
Shares outstanding	369,156	17,286	15,077	17,092	40,086	139,636
Net asset value and offering price per share	$20.15	$18.16	$19.88	$17.29	$14.25	$17.40
Net Assets Consist of:
Capital paid-in	$8,419,304	$1,236,477	$1,017,102	$1,063,163	$1,265,154	$3,106,987
Undistributed net investment income (loss)	(4,447)	2,492	(290)	(1,532)	1,765	4,611
Accumulated net realized gain (loss)	(1,657,343)	(256,410)	(240,501)	(266,897)	(474,221)	(584,923)
Net unrealized appreciation (depreciation)	1,806,363	183,379	238,226	143,513	196,428	564,984
Net assets	$8,563,877	$1,165,938	$1,014,537	$938,247	$989,126	$3,091,659

N/A – Fund is not authorized to issue Class R3 Shares.

See accompanying notes to financial statements.

48	Nuveen Investments

Statement of Operations (Unaudited)

Six Months Ended March 31, 2010

	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
Dividend and Interest Income (net of foreign tax withheld of $0, $0, $0, $0, $782 and $15, respectively)	$39,252	$10,454	$6,928	$5,355	$8,131	$24,460
Expenses
Management fees	30,586	4,207	4,137	4,142	4,068	13,679
12b-1 service fees – Class A	333	338	303	283	260	405
12b-1 distribution and service fees – Class C	3,528	1,640	1,150	969	870	1,552
12b-1 distribution and service fees – Class R3	132	451	462	443	N/A	N/A
Shareholders’ servicing agent fees and expenses	321	294	181	182	214	307
Custodian’s fees and expenses	4,780	6,583	5,556	7,919	4,127	6,498
Trustees’ fees and expenses	101	14	12	10	12	41
Professional fees	4,280	6,760	3,760	3,760	6,695	6,517
Shareholders’ reports – printing and mailing expenses	8,204	7,165	5,342	4,284	2,753	7,309
Federal and state registration fees	52,413	44,014	53,603	53,604	38,041	36,998
Other expenses	2,323	2,154	2,157	2,188	1,657	1,696
Total expenses before custodian fee credit and expense reimbursement	107,001	73,620	76,663	77,784	58,697	75,002
Custodian fee credit	—	—	(7)	(7)	(13)	(10)
Expense reimbursement	(63,290)	(65,649)	(69,438)	(70,890)	(52,314)	(55,707)
Net expenses	43,711	7,971	7,218	6,887	6,370	19,285
Net investment income (loss)	(4,459)	2,483	(290)	(1,532)	1,761	5,175
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	76,118	55,161	32,700	(19,490)	43,077	53,328
Change in net unrealized appreciation (depreciation) of investments	941,619	51,142	95,375	111,134	(9,905)	318,247
Net realized and unrealized gain (loss)	1,017,737	106,303	128,075	91,644	33,172	371,575
Net increase (decrease) in net assets from operations	$1,013,278	$108,786	$127,785	$90,112	$34,933	$376,750

N/A – Fund is not authorized to issue Class R3 Shares.

See accompanying notes to financial statements.

Nuveen Investments	49

Statement of Changes in Net Assets (Unaudited)

	Symphony Large-Cap Growth			Symphony Large-Cap Value
	Six Months Ended 3/31/10	Two Months Ended 9/30/09	Year Ended 7/31/09	Six Months Ended 3/31/10	Two Months Ended 9/30/09	Year Ended 7/31/09
Operations
Net investment income (loss)	$(4,459)	$4,442	$12,595	$2,483	$2,043	$10,894
Net realized gain (loss) from investments and foreign currency	76,118	15,629	(1,701,449)	55,161	11,539	(301,619)
Change in net unrealized appreciation (depreciation) of investments	941,619	399,848	359,188	51,142	69,517	13,353
Net increase (decrease) in net assets from operations	1,013,278	419,919	(1,329,666)	108,786	83,099	(277,372)
Distributions to Shareholders
From net investment income:
Class A	(158)	—	—	(2,598)	—	(3,463)
Class C	—	—	—	(1,030)	—	—
Class R3	—	—	N/A	(1,329)	—	—
Class I	(16,928)	—	—	(3,424)	—	(4,859)
From accumulated net realized gains:
Class A	—	—	—	—	—	(379)
Class C	—	—	—	—	—	(349)
Class R3	—	—	N/A	—	—	—
Class I	—	—	—	—	—	(458)
Tax return of capital:
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class R3	—	—	N/A	—	—	—
Class I	—	—	—	—	—	—
Decrease in net assets from distributions to shareholders	(17,086)	—	—	(8,381)	—	(9,508)
Fund Share Transactions
Proceeds from sale of shares	973,057	77,400	5,281,919	43,525	12,337	527,857
Proceeds from shares issued to shareholders due to reinvestment of distributions	103	—	—	1,118	—	1,004
	973,160	77,400	5,281,919	44,643	12,337	528,861
Cost of shares redeemed	(183,420)	(264,000)	(930,000)	(24,858)	(1,004)	(322,438)
Net increase (decrease) in net assets from Fund share transactions	789,740	(186,600)	4,351,919	19,785	11,333	206,423
Net increase (decrease) in net assets	1,785,932	233,319	3,022,253	120,190	94,432	(80,457)
Net assets at the beginning of period	6,777,945	6,544,626	3,522,373	1,045,748	951,316	1,031,773
Net assets at the end of period	$8,563,877	$6,777,945	$6,544,626	$1,165,938	$1,045,748	$951,316
Undistributed net investment income (loss) at the end of period	$(4,447)	$17,098	$12,656	$2,492	$8,390	$6,347

N/A – Symphony Large-Cap Growth did not issue Class R3 Shares prior to September 29, 2009.

See accompanying notes to financial statements.

50	Nuveen Investments

	Symphony Mid-Cap Core			Symphony Small-Mid Cap Core
	Six Months Ended 3/31/10	Two Months Ended 9/30/09	Year Ended 7/31/09	Six Months Ended 3/31/10	Two Months Ended 9/30/09	Year Ended 7/31/09
Operations
Net investment income (loss)	$(290)	$542	$256	$(1,532)	$(170)	$(2,667)
Net realized gain (loss) from investments and foreign currency	32,700	24,704	(285,962)	(19,490)	2,359	(188,121)
Change in net unrealized appreciation (depreciation) of investments	95,375	46,757	40,790	111,134	52,557	(71,042)
Net increase (decrease) in net assets from operations	127,785	72,003	(244,916)	90,112	54,746	(261,830)
Distributions to Shareholders
From net investment income:
Class A	(339)	—	—	—	—	—
Class C	—	—	—	—	—	—
Class R3	—	—	—	—	—	—
Class I	(958)	—	—	—	—	—
From accumulated net realized gains:
Class A	—	—	—	—	—	(1,150)
Class C	—	—	—	—	—	(1,150)
Class R3	—	—	—	—	—	—
Class I	—	—	—	—	—	(2,280)
Tax return of capital:
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class R3	—	—	—	—	—	—
Class I	—	—	—	—	—	—
Decrease in net assets from distributions to shareholders	(1,297)	—	—	—	—	(4,580)
Fund Share Transactions
Proceeds from sale of shares	12,569	8,000	162,747	56,690	163	171,442
Proceeds from shares issued to shareholders due to reinvestment of distributions	31	—	—	—	—	—
	12,600	8,000	162,747	56,690	163	171,442
Cost of shares redeemed	(7,372)	—	(150,256)	(359)	(136)	(150,096)
Net increase (decrease) in net assets from Fund share transactions	5,228	8,000	12,491	56,331	27	21,346
Net increase (decrease) in net assets	131,716	80,003	(232,425)	146,443	54,773	(245,064)
Net assets at the beginning of period	882,821	802,818	1,035,243	791,804	737,031	982,095
Net assets at the end of period	$1,014,537	$882,821	$802,818	$938,247	$791,804	$737,031
Undistributed net investment income (loss) at the end of period	$(290)	$1,297	$755	$(1,532)	$—	$—

See accompanying notes to financial statements.

Nuveen Investments	51

Statement of Changes in Net Assets (Unaudited) (continued)

	Symphony International Equity			Symphony Optimized Alpha
	Six Months Ended 3/31/10	Two Months Ended 9/30/09	Year Ended 7/31/09	Six Months Ended 3/31/10	Two Months Ended 9/30/09	Year Ended 7/31/09
Operations
Net investment income (loss)	$1,761	$624	$20,202	$5,175	$2,177	$12,040
Net realized gain (loss) from investments and foreign currency	43,077	2,233	(507,539)	53,328	(4,887)	(496,756)
Change in net unrealized appreciation (depreciation) of investments	(9,905)	69,318	249,048	318,247	132,179	122,860
Net increase (decrease) in net assets from operations	34,933	72,175	(238,289)	376,750	129,469	(361,856)
Distributions to Shareholders
From net investment income:
Class A	(4,441)	—	(1,298)	(551)	—	(570)
Class C	(2,160)	—	—	—	—	—
Class R3	N/A	N/A	N/A	N/A	N/A	N/A
Class I	(11,721)	—	(1,503)	(8,831)	—	(6,423)
From accumulated net realized gains:
Class A	—	—	—	—	—	(210)
Class C	—	—	—	—	—	(250)
Class R3	N/A	N/A	N/A	N/A	N/A	N/A
Class I	—	—	—	—	—	(1,063)
Tax return of capital:
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class R3	N/A	N/A	N/A	N/A	N/A	N/A
Class I	—	—	—	—	—	—
Decrease in net assets from distributions to shareholders	(18,322)	—	(2,801)	(9,382)	—	(8,516)
Fund Share Transactions
Proceeds from sale of shares	103,950	1,109	793,518	91,751	45,942	1,347,556
Proceeds from shares issued to shareholders due to reinvestment of distributions	4,351	—	835	2,819	—	5,200
	108,301	1,109	794,353	94,570	45,942	1,352,756
Cost of shares redeemed	(4,257)	—	(633,819)	(153,136)	(28,633)	(613,556)
Net increase (decrease) in net assets from Fund share transactions	104,044	1,109	160,534	(58,566)	17,309	739,200
Net increase (decrease) in net assets	120,655	73,284	(80,556)	308,802	146,778	368,828
Net assets at the beginning of period	868,471	795,187	875,743	2,782,857	2,636,079	2,267,251
Net assets at the end of period	$989,126	$868,471	$795,187	$3,091,659	$2,782,857	$2,636,079
Undistributed net investment income (loss) at the end of period	$1,765	$18,326	$17,702	$4,611	$8,818	$6,641

N/A – Symphony International Equity and Symphony Optimized Alpha are not authorized to issue Class R3 Shares.

See accompanying notes to financial statements.

52	Nuveen Investments

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Symphony Large-Cap Growth Fund (“Symphony Large-Cap Growth”), Nuveen Symphony Large-Cap Value Fund (“Symphony Large-Cap Value”), Nuveen Symphony Mid-Cap Core Fund (“Symphony Mid-Cap Core”), Nuveen Symphony Small-Mid Cap Core Fund (“Symphony Small-Mid Cap Core”), Nuveen Symphony International Equity Fund (“Symphony International Equity”), and Nuveen Symphony Optimized Alpha Fund (“Symphony Optimized Alpha”) (collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust in 1997.

Symphony  Large-Cap Growth’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000 Growth Index.

Symphony Large-Cap Value’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000 Value Index.

Symphony Mid-Cap Core’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell Midcap Index.

Symphony  Small-Mid Cap Core’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 2500 Index.

Symphony  International Equity’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund invests primarily in non-U.S. equity securities. The Fund primarily invests in developed countries, but it may invest up to 15% of its net assets in equity securities of companies located in emerging market countries.

Symphony Optimized Alpha’s investment objective is to seek long-term capital appreciation with lower absolute volatility than the broad equity market. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies with varying market capitalizations.

Effective May 5, 2009, Symphony Large-Cap Value, Symphony Mid-Cap Core and Symphony Small-Mid Cap Core began offering Class R3 Shares to certain retirement plans.

As previously approved by the Funds’ Board of Trustees, effective August 1, 2009, the Funds’ fiscal and tax year ends changed from July 31, to September 30.

On September 29, 2009, Symphony Large-Cap Growth issued Class R3 Shares. Effective November 30, 2009, Symphony Large-Cap Growth began offering Class R3 Shares to certain retirement plans. At March 31, 2010, all outstanding Class R3 Shares were owned by Nuveen Investments, Inc. (“Nuveen”).

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. If significant market events occur between the time of the determination of the closing price of a foreign security on an exchange and the time that a Fund’s net asset value (“NAV”) is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, and there could be a material effect on a Fund’s NAV, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Funds’ Board of Trustees. When market price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment, the Board of Trustees of the Funds, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. Short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method.

Nuveen Investments	53

Notes to Financial Statements (Unaudited) (continued)

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .50% annual 12b-1 distribution and service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions including foreign currency forwards, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains or losses resulting from changes in foreign exchange rates are recognized as a component of “Net realized gain (loss) from investments and foreign currency” and “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable.

Derivative Instruments

Each Fund is authorized to invest in futures, options, swaps and other derivative instruments. Although the Funds are authorized to invest in such derivative instruments, and may do so in the future, they did not make any such investments during the six months ended March 31, 2010.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

54	Nuveen Investments

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

In determining the value of each Fund’s investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of March 31, 2010:

Symphony Large-Cap Growth	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$8,331,079	$—	$—	$8,331,079

Symphony Large-Cap Value	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$1,141,348	$—	$—	$1,141,348

Symphony Mid-Cap Core	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$984,233	$—	$—	$984,233

Symphony Small-Mid Cap Core	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$898,880	$—	$—	$898,880

Symphony International Equity	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks*	$848,575	$120,301	$—	$968,876

Symphony Optimized Alpha	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$3,018,414	$—	$—	$3,018,414
Short-Term Investments	231,831	—	—	231,831
Total	$3,250,245	$—	$—	$3,250,245
*	Refer to the Fund’s Portfolio of Investments for industry breakdown of Common Stocks classified as Level 2.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the six months ended March 31, 2010.

Nuveen Investments	55

Notes to Financial Statements (Unaudited) (continued)

4. Fund Shares

Transactions in the Fund shares were as follows:

	Symphony Large-Cap Growth
	Six Months Ended 3/31/10			Two Months Ended 9/30/09		Year Ended 7/31/09
	Shares		Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,796		$33,271	424	$7,400	563	$8,678
Class C	412		7,290	—	—	26,028	419,572
Class R3	—		—	2,826	50,000	N/A	N/A
Class I	48,009		932,496	1,198	20,000	264,463	4,853,669
Shares issued to shareholders due to reinvestment of distribution:
Class A	—	*	5	—	—	—	—
Class C	—		—	—	—	—	—
Class R3	—		—	—	—	N/A	N/A
Class I	5		98	—	—	—	—
	50,222		973,160	4,448	77,400	291,054	5,281,919
Shares redeemed:
Class A	—	*	(2)	—	—	—	—
Class C	—		—	—	—	—	—
Class R3	—		—	—	—	N/A	N/A
Class I	(9,846)		(183,418)	(15,551)	(264,000)	(65,072)	(930,000)
	(9,846)		(183,420)	(15,551)	(264,000)	(65,072)	(930,000)
Net increase (decrease)	40,376		$789,740	(11,103)	$(186,600)	225,982	$4,351,919

	Symphony Large-Cap Value
	Six Months Ended 3/31/10		Two Months Ended 9/30/09		Year Ended 7/31/09
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,422	$25,550	—	$—	13,766	$196,116
Class C	19	323	301	5,000	9,164	141,178
Class R3	—	—	—	—	10,646	150,000
Class I	1,008	17,652	466	7,337	2,871	40,563
Shares issued to shareholders due to reinvestment of distributions:
Class A	29	495	—	—	47	680
Class C	3	52	—	—	2	26
Class R3	—	—	—	—	—	—
Class I	33	571	—	—	21	298
	2,514	44,643	767	12,337	36,517	528,861
Shares redeemed:
Class A	—	—	—	—	(10,402)	(137,810)
Class C	(778)	(12,494)	—	—	(2,154)	(27,719)
Class R3	—	—	—	—	—	—
Class I	(751)	(12,364)	(63)	(1,004)	(11,188)	(156,909)
	(1,529)	(24,858)	(63)	(1,004)	(23,744)	(322,438)
Net increase (decrease)	985	$19,785	704	$11,333	12,773	$206,423

*	Rounds to less than 1.
N/A	– Symphony Large-Cap Growth did not issue Class R3 Shares prior to September 29, 2009.

56	Nuveen Investments

	Symphony Mid-Cap Core
	Six Months Ended 3/31/10		Two Months Ended 9/30/09		Year Ended 7/31/09
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	58	$1,069	—	$—	987	$12,747
Class C	658	11,500	—	—	—	—
Class R3	—	—	—	—	10,183	150,000
Class I	—	—	487	8,000	—	—
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class R3	—	—	—	—	—	—
Class I	2	31	—	—	—	—
	718	12,600	487	8,000	11,170	162,747
Shares redeemed:
Class A	(378)	(7,372)	—	—	(19)	(256)
Class C	—	—	—	—	—	—
Class R3	—	—	—	—	—	—
Class I	—	—	—	—	(10,184)	(150,000)
	(378)	(7,372)	—	—	(10,203)	(150,256)
Net increase (decrease)	340	$5,228	487	$8,000	967	$12,491

	Symphony Small-Mid Cap Core
	Six Months Ended 3/31/10		Two Months Ended 9/30/09		Year Ended 7/31/09
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	—	$—	—	$—	1,751	$21,442
Class C	—	—	—	—	—	—
Class R3	—	—	—	—	11,095	150,000
Class I	3,395	56,690	10	163	—	—
	3,395	56,690	10	163	12,846	171,442
Shares redeemed:
Class A	(22)	(359)	(9)	(136)	(8)	(96)
Class C	—	—	—	—	—	—
Class R3	—	—	—	—	—	—
Class I	—	—	—	—	(11,095)	(150,000)
	(22)	(359)	(9)	(136)	(11,103)	(150,096)
Net increase (decrease)	3,373	$56,331	1	$27	1,743	$21,346

	Symphony International Equity
	Six Months Ended 3/31/10		Two Months Ended 9/30/09		Year Ended 7/31/09
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	4,365	$62,927	—	$—	53,769	$621,092
Class C	—	—	—	—	—	—
Class I	2,846	41,023	84	1,109	14,214	172,426
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	—	—	66	753
Class C	—	—	—	—	—	—
Class I	305	4,351	—	—	7	82
	7,516	108,301	84	1,109	68,056	794,353
Shares redeemed:
Class A	—	—	—	—	(53,835)	(614,324)
Class C	—	—	—	—	—	—
Class I	(292)	(4,257)	—	—	(2,078)	(19,495)
	(292)	(4,257)	—	—	(55,913)	(633,819)
Net increase (decrease)	7,224	$104,044	84	$1,109	12,143	$160,534

Nuveen Investments	57

Notes to Financial Statements (Unaudited) (continued)

	Symphony Optimized Alpha
	Six Months Ended 3/31/10		Two Months Ended 9/30/09		Year Ended 7/31/09
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	1	$18	1,919	$28,889	4,030	$51,247
Class C	—	—	—	—	7,023	86,538
Class I	5,703	91,733	1,147	17,053	88,913	1,209,771
Shares issued to shareholders due to reinvestment of distributions:
Class A	3	56	—	—	1	10
Class C	—	—	—	—	—	—
Class I	163	2,763	—	—	400	5,190
	5,870	94,570	3,066	45,942	100,367	1,352,756
Shares redeemed:
Class A	(468)	(7,492)	(671)	(10,219)	(255)	(3,612)
Class C	(929)	(15,011)	—	—	—	—
Class I	(8,101)	(130,633)	(1,230)	(18,414)	(43,661)	(609,944)
	(9,498)	(153,136)	(1,901)	(28,633)	(43,916)	(613,556)
Net increase (decrease)	(3,628)	$(58,566)	1,165	$17,309	56,451	$739,200

5. Investment Transactions

Purchases and sales (excluding short-term investments) during the six months ended March 31, 2010, were as follows:

	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
Purchases	$2,844,122	$552,871	$409,337	$389,106	$365,349	$1,010,218
Sales	2,017,299	551,549	425,947	359,302	254,670	1,116,313

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At March 31, 2010, the cost of investments was as follows:

	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
Cost of investments	$6,670,790	$976,494	$753,810	$755,570	$789,175	$2,756,269

Gross unrealized appreciation and gross unrealized depreciation of investments at March 31, 2010, were as follows:

	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
Gross unrealized:
Appreciation	$1,840,991	$190,940	$248,407	$163,808	$205,106	$590,681
Depreciation	(180,702)	(26,086)	(17,984)	(20,498)	(25,405)	(96,705)
Net unrealized appreciation (depreciation) of investments	$1,660,289	$164,854	$230,423	$143,310	$179,701	$493,976

The tax components of undistributed net ordinary income and net long-term capital gains at September 30, 2009, the Funds’ last tax year end, were as follows:

	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
Undistributed net ordinary income*	$17,098	$8,390	$1,297	$—	$18,326	$8,818
Undistributed net long-term capital gains	—	—	—	—	—	—

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

58	Nuveen Investments

The tax character of distributions paid during the Funds’ last tax years ended September 30, 2009 and July 31, 2009, was designated for purposes of the dividends paid deduction as follows:

Two months ended September 30, 2009	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
Distributions from net ordinary income*	$—	$—	$—	$—	$—	$—
Distributions from net long-term capital gains	—	—	—	—	—	—
Tax return of capital	—	—	—	—	—	—

Year ended July 31, 2009	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
Distributions from net ordinary income*	$—	$8,332	$—	$—	$2,801	$8,516
Distributions from net long-term capital gains	—	1,176	—	4,580	—	—
Tax return of capital	—	—	—	—	—	—

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

At September 30, 2009, the Funds’ last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
Expiration:
September 30, 2015	$—	$—	$3,222	$—	$—	$—
September 30, 2016	327,202	93,980	84,926	86,929	25,159	238,308
September 30, 2017	1,260,185	199,066	177,250	160,275	475,412	328,935
Total	$1,587,387	$293,046	$265,398	$247,204	$500,571	$567,243

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets*	Symphony Large-Cap Growth Fund-Level Fee Rate	Symphony Large-Cap Value Fund-Level Fee Rate	Symphony Mid-Cap Core Fund-Level Fee Rate	Symphony Small-Mid Cap Core Fund-Level Fee Rate	Symphony International Equity Fund-Level Fee Rate	Symphony Optimized Alpha Fund-Level Fee Rate
For the first $125 million	.6500%	.6000%	.7000%	.8000%	.6800%	.7500%
For the next $125 million	.6375	.5875	.6875	.7875	.6625	.7375
For the next $250 million	.6250	.5750	.6750	.7750	.6550	.7250
For the next $500 million	.6125	.5625	.6625	.7625	.6425	.7125
For the next $1 billion	.6000	.5500	.6500	.7500	.6300	.7000
For net assets over $2 billion	.5750	.5250	.6250	.7250	.6150	.6750

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
*	The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds, with such daily managed assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fees, daily managed assets include assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed assets in certain circumstances. As of March 31, 2010 the complex-level fee rate was .1867%.

Nuveen Investments	59

Notes to Financial Statements (Unaudited) (continued)

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with Symphony Asset Management LLC (“Symphony”), a subsidiary of Nuveen. Symphony is compensated for its services to the Funds from the management fee paid to the Adviser.

The Adviser has agreed to waive fees and reimburse expenses of the Funds so that total annual fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

Fund	Current Expense Cap	Current Expense Cap Expiration Date	Permanent Expense Cap
Symphony Large-Cap Growth	1.10%	November 30, 2010	1.35%
Symphony Large-Cap Value	1.05	January 31, 2011	1.30
Symphony Mid-Cap Core	1.15	January 31, 2011	1.40
Symphony Small-Mid Cap Core	1.25	January 31, 2011	1.50
Symphony International Equity	1.13	November 30, 2011	1.38
Symphony Optimized Alpha	1.20	November 30, 2010	1.45

The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discrection.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

During the six months ended March 31, 2010, Nuveen Investments, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
Sales charges collected	$—	$—	$—	$—	$—	$—
Paid to financial intermediaries	—	—	—	—	—	—

During the six months ended March 31, 2010, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
Commission advances	$73	$—	$115	$—	$—	$—

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C shares during the first year following a purchase are retained by the Distributor. During the six months ended March 31 2010, the Distributor retained such 12b-1 fees as follows:

	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
12b-1 fees retained	$3,341	$891	$969	$809	$722	$828

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended March 31, 2010, as follows:

	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
CDSC retained	$—	$—	$—	$—	$—	$—

60	Nuveen Investments

At March 31, 2010, Nuveen owned shares of the Funds as follows:

	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
Class A	12,500	12,500	12,500	12,500	12,500	12,500
Class C	12,500	12,500	12,500	12,500	12,500	12,500
Class R3	2,826	10,646	10,183	11,095	N/A	N/A
Class I	22,015	14,243	14,588	13,687	25,000	24,929

N/A – Symphony International Equity and Symphony Optimized Alpha are not authorized to issue Class R3 Shares.

8. New Accounting Pronouncements

On January 21, 2010, the Financial Accounting Standards Board issued changes to the authoritative guidance under generally accepted accounting principals for fair value measurements. The objective of this guidance is to provide guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for both Level 2 and Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements in the Level 3 rollforward must be shown on a gross basis rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

Nuveen Investments	61

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SYMPHONY LARGE-CAP GROWTH
	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Tax Return of Capital	Total	Ending Net Asset Value	Total Return(b)
Class A (12/06)
Year Ended 9/30:
2010(h)	$17.50	$(.02)	$2.57	$2.55	$(.01)	$—	$—	$(.01)	$20.04	14.58%
2009(g)	16.43	.01	1.06	1.07	—	—	—	—	17.50	6.51
Year Ended 7/31:
2009	20.57	.01	(4.15)	(4.14)	—	—	—	—	16.43	(20.13)
2008	20.78	(.07)	(.04)	(.11)	—	(.04)	(.06)	(.10)	20.57	(.55)
2007(e)	20.00	(.05)	.83	.78	—	—	—	—	20.78	3.90
Class C (12/06)
Year Ended 9/30:
2010(h)	17.15	(.09)	2.50	2.41	—	—	—	—	19.56	14.05
2009(g)	16.11	(.01)	1.05	1.04	—	—	—	—	17.15	6.46
Year Ended 7/31:
2009	20.32	(.11)	(4.10)	(4.21)	—	—	—	—	16.11	(20.72)
2008	20.68	(.22)	(.04)	(.26)	—	(.04)	(.06)	(.10)	20.32	(1.28)
2007(e)	20.00	(.15)	.83	.68	—	—	—	—	20.68	3.40
Class R3 (9/09)
Year Ended 9/30:
2010(h)	17.61	(.05)	2.59	2.54	—	—	—	—	20.15	14.42
2009(d)	17.69	— **	(.08)	(.08)	—	—	—	—	17.61	(.45)
Class I (12/06)(f)
Year Ended 9/30:
2010(h)	17.62	— **	2.58	2.58	(.05)	—	—	(.05)	20.15	14.66
2009(g)	16.53	.01	1.08	1.09	—	—	—	—	17.62	6.59
Year Ended 7/31:
2009	20.63	.05	(4.15)	(4.10)	—	—	—	—	16.53	(19.91)
2008	20.81	(.04)	(.02)	(.06)	(.02)	(.04)	(.06)	(.12)	20.63	(.28)
2007(e)	20.00	(.02)	.83	.81	—	—	—	—	20.81	4.05

62	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$306	3.07	%*	(1.99	)%*	1.34	%*	(.26	)%*	28%
236	3.41	*	(1.82	)*	1.35	*	.25	*	10

215	1.94		(.52)		1.35		.06		109
257	3.14		(2.16)		1.33		(.35)		110
260	8.21	*	(7.39	)*	1.34	*	(.51	)*	72

762	3.78	*	(2.70	)*	2.09	*	(1.01	)*	28
661	4.13	*	(2.53	)*	2.09	*	(.50	)*	10

621	2.84		(1.49)		2.10		(.75)		109
254	3.89		(2.91)		2.09		(1.11)		110
258	8.97	*	(8.15	)*	2.10	*	(1.27	)*	72

57	3.28	*	(2.20	)*	1.59	*	(.51	)*	28
50	2.11	*	(2.11	)*	1.59	*	(1.59	)*	10

7,439	2.83	*	(1.75	)*	1.09	*	(.01	)*	28
5,831	3.12	*	(1.51	)*	1.09	*	.51	*	10

5,709	1.68		(.27)		1.10		.31		109
3,011	2.40		(1.56)		1.09		(.25)		110
260	7.95	*	(7.13	)*	1.08	*	(.26	)*	72

*	Annualized.
**	Rounds to less than $.01 per share.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	For the period September 29, 2009 (commencement of operations) through September 30, 2009.
(e)	For the period December 15, 2006 (commencement of operations) through July 31, 2007.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(g)	For the two months ended September 30, 2009.
(h)	For the six months ended March 31, 2010.

See accompanying notes to financial statements.

Nuveen Investments	63

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SYMPHONY LARGE-CAP VALUE
	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (5/06)
Year Ended 9/30:
2010(h)	$16.55	$.06	$1.70	$1.76	$(.16)	$—	$(.16)	$18.15	10.71%
2009(g)	15.22	.04	1.29	1.33	—	—	—	16.55	8.74
Year Ended 7/31:
2009	20.71	.20	(5.53)	(5.33)	(.14)	(.02)	(.16)	15.22	(25.76)
2008	22.58	.14	(.14)	—	(.07)	(1.80)	(1.87)	20.71	(.36)
2007	20.80	.17	2.12	2.29	(.12)	(.39)	(.51)	22.58	11.01
2006(e)	20.00	.02	.78	.80	—	—	—	20.80	4.00
Class C (5/06)
Year Ended 9/30:
2010(h)	16.40	(.01)	1.69	1.68	(.05)	—	(.05)	18.03	10.28
2009(g)	15.10	.02	1.28	1.30	—	—	—	16.40	8.61
Year Ended 7/31:
2009	20.51	.09	(5.48)	(5.39)	—	(.02)	(.02)	15.10	(26.28)
2008	22.47	(.03)	(.13)	(.16)	—	(1.80)	(1.80)	20.51	(1.12)
2007	20.78	— **	2.10	2.10	(.02)	(.39)	(.41)	22.47	10.12
2006(e)	20.00	(.01)	.79	.78	—	—	—	20.78	3.90
Class R3 (5/09)
Year Ended 9/30:
2010(h)	16.54	.04	1.70	1.74	(.12)	—	(.12)	18.16	10.59
2009(g)	15.22	.03	1.29	1.32	—	—	—	16.54	8.67
Year Ended 7/31:
2009(d)	14.09	.02	1.11	1.13	—	—	—	15.22	8.02
Class I (5/06)(f)
Year Ended 9/30:
2010(h)	16.57	.08	1.71	1.79	(.20)	—	(.20)	18.16	10.87
2009(g)	15.23	.04	1.30	1.34	—	—	—	16.57	8.80
Year Ended 7/31:
2009	20.75	.25	(5.57)	(5.32)	(.18)	(.02)	(.20)	15.23	(25.57)
2008	22.61	.17	(.10)	.07	(.13)	(1.80)	(1.93)	20.75	(.11)
2007	20.81	.22	2.12	2.34	(.15)	(.39)	(.54)	22.61	11.26
2006(e)	20.00	.02	.79	.81	—	—	—	20.81	4.05

64	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$315	13.64	%*	(11.67	)%*	1.29	%*	.68	%*	51%
263	26.49	*	(23.77	)*	1.30	*	1.42	*	17

242	12.09		(9.43)		1.30		1.36		130
259	3.33		1.49		1.28		.55		98
282	5.11		(3.18)		1.28		.64		133
260	9.89	*	(8.21	)*	1.29	*	.39	*	10

344	14.31	*	(12.36	)*	2.04	*	(.08	)*	51
325	27.38	*	(24.66	)*	2.05	*	.68	*	17

295	13.40		(10.78)		2.05		.57		130
256	4.08		(2.24)		2.04		(.20)		98
281	5.86		(3.93)		2.04		(.11)		133
260	10.64	*	(8.96	)*	2.04	*	(.36	)*	10

193	13.83	*	(11.87	)*	1.54	*	.42	*	51
176	26.73	*	(24.01	)*	1.54	*	1.17	*	17

162	33.24	*	(31.09	)*	1.55	*	.60	*	130

314	13.36	*	(11.40	)*	1.04	*	.92	*	51
282	26.32	*	(23.60	)*	1.04	*	1.68	*	17

253	9.70		(7.04)		1.05		1.61		130
516	3.08		1.24		1.04		.80		98
283	4.86		(2.93)		1.03		.89		133
260	9.63	*	(7.95	)*	1.04	*	.64	*	10

*	Annualized.
**	Rounds to less than $.01 per share.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	For the period May 5, 2009 (commencement of operations) through July 31, 2009.
(e)	For the period May 31, 2006 (commencement of operations) through July 31, 2006.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(g)	For the two months ended September 30, 2009.
(h)	For the six months ended March 31, 2010.

See accompanying notes to financial statements.

Nuveen Investments	65

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SYMPHONY MID-CAP CORE
	Beginning Net Asset Value	Net Invest- ment Income Loss(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (5/06)
Year Ended 9/30:
2010(h)	$17.29	$.01	$2.49	$2.50	$(.03)	$—	$(.03)	$19.76	14.50%
2009(g)	15.87	.01	1.41	1.42	—	—	—	17.29	8.95
Year Ended 7/31:
2009	20.84	.02	(4.99)	(4.97)	—	—	—	15.87	(23.85)
2008	22.44	(.08)	(.11)	(.19)	—	(1.41)	(1.41)	20.84	(.95)
2007	20.09	(.04)	2.43	2.39	(.01)	(.03)	(.04)	22.44	11.90
2006(e)	20.00	—	.09	.09	—	—	—	20.09	.45
Class C (5/06)
Year Ended 9/30:
2010(h)	16.85	(.06)	2.42	2.36	—	—	—	19.21	14.12
2009(g)	15.49	(.01)	1.37	1.36	—	—	—	16.85	8.78
Year Ended 7/31:
2009	20.50	(.09)	(4.92)	(5.01)	—	—	—	15.49	(24.44)
2008	22.25	(.24)	(.10)	(.34)	—	(1.41)	(1.41)	20.50	(1.66)
2007	20.07	(.21)	2.42	2.21	—	(.03)	(.03)	22.25	11.03
2006(e)	20.00	(.02)	.09	.07	—	—	—	20.07	.35
Class R3 (5/09)
Year Ended 9/30:
2010(h)	17.37	(.01)	2.50	2.49	—	—	—	19.86	14.39
2009(g)	15.95	.01	1.41	1.42	—	—	—	17.37	8.83
Year Ended 7/31:
2009(d)	14.73	(.02)	1.24	1.22	—	—	—	15.95	8.35
Class I (5/06)(f)
Year Ended 9/30:
2010(h)	17.41	.03	2.50	2.53	(.06)	—	(.06)	19.88	14.69
2009(g)	15.98	.02	1.41	1.43	—	—	—	17.41	8.95
Year Ended 7/31:
2009	20.93	.06	(5.01)	(4.95)	—	—	—	15.98	(23.65)
2008	22.47	(.02)	(.11)	(.13)	—	(1.41)	(1.41)	20.93	(.68)
2007	20.10	.01	2.43	2.44	(.04)	(.03)	(.07)	22.47	12.15
2006(e)	20.00	.01	.09	.10	—	—	—	20.10	.50

66	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$260	16.20	%*	(14.71	)%*	1.39	%*	.10	%*	46%
233	12.75	*	(10.81	)*	1.40	*	.54	*	17

214	9.20		(7.72)		1.40		.08		118
261	3.08		(2.14)		1.38		(.44)		99
280	4.06		(2.94)		1.38		(.27)		139
251	10.07	*	(8.68	)*	1.39	*	(.01	)*	21

253	17.12	*	(15.63	)*	2.14	*	(.65	)*	46
211	13.49	*	(11.56	)*	2.14	*	(.21	)*	17

194	9.73		(8.24)		2.15		(.66)		118
256	3.83		(2.89)		2.14		(1.20)		99
278	4.81		(3.69)		2.14		(1.02)		139
251	10.81	*	(9.43	)*	2.14	*	(.75	)*	21

202	16.58	*	(15.09	)*	1.64	*	(.15	)*	46
177	13.00	*	(11.06	)*	1.64	*	.29	*	17

162	23.32	*	(22.36	)*	1.65	*	(.69	)*	118

300	16.08	*	(14.59	)*	1.14	*	.35	*	46
262	12.56	*	(10.63	)*	1.14	*	.79	*	17

233	7.20		(5.66)		1.15		.40		118
518	2.83		(1.89)		1.14		(.19)		99
281	3.80		(2.69)		1.13		(.02)		139
251	9.81	*	(8.43	)*	1.14	*	.25	*	21

*	Annualized.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	For the period May 5, 2009 (commencement of operations) through July 31, 2009.
(e)	For the period May 31, 2006 (commencement of operations) through July 31, 2006.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(g)	For the two months ended September 30, 2009.
(h)	For the six months ended March 31, 2010.

See accompanying notes to financial statements.

Nuveen Investments	67

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SYMPHONY SMALL-MID CAP CORE
	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (5/06)
Year Ended 9/30:
2010(h)	$15.41	$(.02)	$1.75	$1.73	$—	$—	$—	$17.14	11.29%
2009(g)	14.34	— **	1.07	1.07	—	—	—	15.41	7.46
Year Ended 7/31:
2009	19.76	(.04)	(5.29)	(5.33)	—	(.09)	(.09)	14.34	(26.89)
2008	21.95	(.15)	(.82)	(.97)	—	(1.22)	(1.22)	19.76	(4.39)
2007	19.37	(.04)	2.64	2.60	(.02)	—	(.02)	21.95	13.45
2006(e)	20.00	.01	(.64)	(.63)	—	—	—	19.37	(3.15)
Class C (5/06)
Year Ended 9/30:
2010(h)	15.03	(.07)	1.70	1.63	—	—	—	16.66	10.91
2009(g)	14.01	(.02)	1.04	1.02	—	—	—	15.03	7.28
Year Ended 7/31:
2009	19.45	(.14)	(5.21)	(5.35)	—	(.09)	(.09)	14.01	(27.43)
2008	21.78	(.30)	(.81)	(1.11)	—	(1.22)	(1.22)	19.45	(5.10)
2007	19.34	(.21)	2.65	2.44	—	—	—	21.78	12.62
2006(e)	20.00	(.01)	(.65)	(.66)	—	—	—	19.34	(3.30)
Class R3 (5/09)
Year Ended 9/30:
2010(h)	15.49	(.04)	1.76	1.72	—	—	—	17.21	11.10
2009(g)	14.42	(.01)	1.08	1.07	—	—	—	15.49	7.42
Year Ended 7/31:
2009(d)	13.52	(.03)	.93	.90	—	—	—	14.42	6.66
Class I (5/06)(f)
Year Ended 9/30:
2010(h)	15.52	— **	1.77	1.77	—	—	—	17.29	11.47
2009(g)	14.44	.01	1.07	1.08	—	—	—	15.52	7.48
Year Ended 7/31:
2009	19.85	— **	(5.32)	(5.32)	—	(.09)	(.09)	14.44	(26.68)
2008	21.98	(.09)	(.82)	(.91)	—	(1.22)	(1.22)	19.85	(4.15)
2007	19.38	.01	2.64	2.65	(.05)	—	(.05)	21.98	13.70
2006(e)	20.00	.02	(.64)	(.62)	—	—	—	19.38	(3.10)

68	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$244	18.23	%*	(16.95	)%*	1.49	%*	(.21	)%*	44%
219	13.27	*	(11.74	)*	1.49	*	.03	*	15

204	10.65		(9.49)		1.50		(.34)		83
247	3.31		(2.67)		1.49		(.85)		155
274	4.27		(3.09)		1.48		(.31)		132
242	10.25	*	(8.50	)*	1.49	*	.26	*	13

208	18.97	*	(17.69	)*	2.24	*	(.96	)*	44
188	14.02	*	(12.50	)*	2.24	*	(.72	)*	15

175	10.97		(9.82)		2.25		(1.09)		83
243	4.06		(3.42)		2.24		(1.60)		155
272	5.03		(3.85)		2.24		(1.06)		132
242	11.00	*	(9.25	)*	2.24	*	(.49	)*	13

191	18.47	*	(17.20	)*	1.74	*	(.46	)*	44
172	13.52	*	(12.00	)*	1.75	*	(.22	)*	15

160	25.49	*	(24.53	)*	1.75	*	(.79	)*	83

296	18.63	*	(17.35	)*	1.24	*	.03	*	44
213	13.03	*	(11.50	)*	1.25	*	.28	*	15

198	8.22		(7.04)		1.25		(.07)		83
492	3.06		(2.42)		1.24		(.60)		155
275	4.02		(2.84)		1.23		(.05)		132
242	10.00	*	(8.25	)*	1.24	*	.51	*	13

*	Annualized.
**	Rounds to less than $.01 per share.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	For the period May 5, 2009 (commencement of operations) through July 31, 2009.
(e)	For the period May 31, 2006 (commencement of operations) through July 31, 2006.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(g)	For the two months ended September 30, 2009.
(h)	For the six months ended March 31, 2010.

See accompanying notes to financial statements.

Nuveen Investments	69

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SYMPHONY INTERNATIONAL EQUITY
	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (5/08)
Year Ended 9/30:
2010(f)	$13.98	$.02	$.52	$.54	$(.26)	$—	$(.26)	$14.26	3.89%
2009(e)	12.81	.01	1.16	1.17	—	—	—	13.98	9.13
Year Ended 7/31:
2009	17.52	.24	(4.93)	(4.69)	(.02)	—	(.02)	12.81	(26.76)
2008(d)	20.00	— **	(2.48)	(2.48)	—	—	—	17.52	(12.40)
Class C (5/08)
Year Ended 9/30:
2010(f)	13.87	(.03)	.51	.48	(.17)	—	(.17)	14.18	3.48
2009(e)	12.73	(.01)	1.15	1.14	—	—	—	13.87	8.96
Year Ended 7/31:
2009	17.49	.15	(4.91)	(4.76)	—	—	—	12.73	(27.22)
2008(d)	20.00	(.03)	(2.48)	(2.51)	—	—	—	17.49	(12.55)
Class I (5/08)
Year Ended 9/30:
2010(f)	13.98	.04	.52	.56	(.29)	—	(.29)	14.25	4.04
2009(e)	12.81	.02	1.15	1.17	—	—	—	13.98	9.13
Year Ended 7/31:
2009	17.52	.28	(4.93)	(4.65)	(.06)	—	(.06)	12.81	(26.52)
2008(d)	20.00	.01	(2.49)	(2.48)	—	—	—	17.52	(12.40)

70	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$240	12.45	%*	(10.74	)%*	1.37	%*	.35	%*	28%
175	11.44	*	(9.62	)*	1.37	*	.45	*	2

160	8.42		(4.87)		1.38		2.17		117
219	11.09	*	(9.84	)*	1.37	*	(.11	)*	6

177	13.34	*	(11.60	)*	2.12	*	(.39	)*	28
173	12.20	*	(10.37	)*	2.13	*	(.30	)*	2

159	13.74		(10.36)		2.13		1.25		117
219	11.84	*	(10.59	)*	2.13	*	(.87	)*	6

571	12.32	*	(10.57	)*	1.12	*	.62	*	28
520	11.19	*	(9.36	)*	1.12	*	.70	*	2

476	13.45		(9.93)		1.13		2.39		117
438	10.84	*	(9.59	)*	1.11	*	.14	*	6

*	Annualized.
**	Rounds to less than $.01 per share.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	For the period May 30, 2008 (commencement of operations) through July 31, 2008.
(e)	For the two months ended September 30, 2009.
(f)	For the six months ended March 31, 2010.

See accompanying notes to financial statements.

Nuveen Investments	71

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SYMPHONY OPTIMIZED ALPHA
	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (9/07)
Year Ended 9/30:
2010(g)	$15.33	$.02	$2.07	$2.09	$(.03)	$—	$(.03)	$17.39	13.62%
2009(f)	14.61	.01	.71	.72	—	—	—	15.33	4.93
Year Ended 7/31:
2009	18.27	.09	(3.70)	(3.61)	(.04)	(.01)	(.05)	14.61	(19.73)
2008(d)	20.00	.01	(1.74)	(1.73)	—	—	—	18.27	(8.65)
Class C (9/07)
Year Ended 9/30:
2010(g)	15.14	(.04)	2.04	2.00	—	—	—	17.14	13.21
2009(f)	14.45	(.01)	.70	.69	—	—	—	15.14	4.78
Year Ended 7/31:
2009	18.16	(.01)	(3.69)	(3.70)	—	(.01)	(.01)	14.45	(20.35)
2008(d)	20.00	(.11)	(1.73)	(1.84)	—	—	—	18.16	(9.20)
Class I (9/07)(e)
Year Ended 9/30:
2010(g)	15.35	.04	2.07	2.11	(.06)	—	(.06)	17.40	13.78
2009(f)	14.63	.02	.70	.72	—	—	—	15.35	4.92
Year Ended 7/31:
2009	18.30	.12	(3.70)	(3.58)	(.08)	(.01)	(.09)	14.63	(19.49)
2008(d)	20.00	.05	(1.75)	(1.70)	—	—	—	18.30	(8.50)

72	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$344	5.26	%*	(3.58	)%*	1.44	%*	.24	%*	36%
310	6.48	*	(4.65	)*	1.44	*	.39	*	7

277	7.32		(5.22)		1.45		.65		89
278	4.47	*	(3.02	)*	1.43	*	.02	*	88

319	6.01	*	(4.33	)*	2.19	*	(.51	)*	36
296	7.18	*	(5.38	)*	2.20	*	(.39	)*	7

282	8.30		(6.19)		2.20		(.08)		89
227	5.17	*	(3.72	)*	2.19	*	(.74	)*	88

2,429	5.01	*	(3.34	)*	1.19	*	.49	*	36
2,177	6.18	*	(4.38	)*	1.19	*	.61	*	7

2,077	7.14		(5.10)		1.20		.84		89
1,763	4.52	*	(3.03	)*	1.19	*	.30	*	88

*	Annualized.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	For the period September 28, 2007 (commencement of operations) through July 31, 2008.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(f)	For the two months ended September 30, 2009.
(g)	For the six months ended March 31, 2010.

See accompanying notes to financial statements.

Nuveen Investments	73

Annual Investment Management Agreement Approval Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser (including sub-advisers) will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 27-29, 2009 (the “May Meeting”), the Boards of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory and sub-advisory agreements for the Funds for an additional one-year period. These agreements include the investment advisory agreements between Nuveen Asset Management (“NAM”) and each Fund and the sub-advisory agreements between NAM and Symphony Asset Management LLC (the “Sub-Adviser”). In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2009 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the applicable advisory agreements (each an “Investment Management Agreement”) and sub-advisory agreements (each a “Sub-advisory Agreement,” and each Investment Management Agreement and Sub-advisory Agreement, an “Advisory Agreement”), the Independent Board Members reviewed a broad range of information relating to the Funds, NAM and the Sub-Adviser (NAM and the Sub-Adviser are each a “Fund Adviser”), including absolute performance, fee and expense information for the Funds as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized and/or customized benchmarks (as applicable) of the Funds, the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries other than Winslow Capital Management, Inc. (“Winslow Capital”), which was recently acquired in December 2008), and other information regarding the organization, personnel, and services provided by the respective Fund Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Fund Adviser, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In reviewing the services provided and the initiatives undertaken during the past year, the Independent Board Members recognized the severe market turmoil experienced in the capital markets during recent periods, including sustained periods of high volatility, credit disruption and government intervention. The Independent Board Members considered the Fund Adviser’s efforts, expertise and other actions taken to address matters as they arose that impacted the Funds. The Independent Board Members recognized the role of the Investment Services group which, among other things, monitors the various positions throughout the Nuveen fund complex to identify and address any systematic risks. In addition, the Capital Markets Committee of NAM provides a multi-departmental venue for developing new policies to mitigate any risks. The Independent Board Members further recognized NAM’s continuous review of the Nuveen funds’ investment strategies and mandates in seeking to continue to refine and improve the investment process for the funds, particularly in light of market conditions. In this regard, the Independent Board Members noted the changes recommended by NAM to various investment mandates for the Nuveen funds in seeking to take advantage of market opportunities and to improve the tools available for managing liquidity and market exposure; the establishment of a team responsible for coordinating the handling of large trades in or out of the Nuveen funds; and the ongoing monitoring of investment management processes.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of the Fund Adviser’s investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate the Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

74	Nuveen Investments

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members considered NAM’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

The Independent Board Members also considered NAM’s oversight of the performance, business activities and compliance of the Sub-Adviser. In that regard, the Independent Board Members reviewed an evaluation of the Sub-Adviser from NAM. The evaluation also included information relating to the Sub-Adviser’s organization, operations, personnel, assets under management, investment philosophy, strategies and techniques in managing the Funds, developments affecting the Sub-Adviser, and an analysis of the Sub-Adviser. As described in further detail below, the Board considered the performance of the Funds. The Board also recognized that the Sub-advisory Agreements were essentially agreements for portfolio management services only and the Sub-Adviser was not expected to supply other significant administrative services to the Funds. As part of their oversight, the Independent Board Members also continued their program of seeking to visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. The Independent Board Members noted that NAM recommended the renewal of the applicable Sub-advisory Agreements and considered the basis for such recommendations and any qualifications in connection therewith.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Funds under the respective Investment Management Agreement or Sub-advisory Agreement, as applicable, were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board considered the investment performance of each Fund, including the Fund’s historic performance as well as its performance compared to funds with similar investment objectives (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data as well as recognized and/or customized benchmarks. The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund’s Performance Peer Group and recognized and/or customized benchmarks for the quarter-, one-, three- and five-year periods (as applicable) ending December 31, 2008 and for the same periods (as applicable) ending March 31, 2009. The Independent Board Members also reviewed performance information of the Nuveen funds managed by the Sub-Adviser in the aggregate ranked by peer group and the performance of such funds, in the aggregate, relative to their benchmark. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In comparing a fund’s performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective fund’s investment objectives and strategies thereby hindering a meaningful comparison of the fund’s performance with that of the Performance Peer Group. The Independent Board Members further considered the performance of the Funds in the context of the volatile market conditions during the past year, and their impact on various asset classes and the portfolio management of the Funds.

Based on their review and factoring in the severity of market turmoil in 2008, the Independent Board Members determined that each Fund’s investment performance over time had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the fee and expenses of a comparable universe of unaffiliated funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”).

The Independent Board Members further reviewed data regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the asset level of a fund relative to peers, the size and particular composition of the Peer Universe or Peer Group, the investment objectives of the peers, expense anomalies, changes in the funds comprising the Peer Universe or Peer Group from year to year, levels of reimbursement and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

Nuveen Investments	75

Annual Investment Management Agreement Approval Process (continued)

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such clients include separately managed accounts (both retail and institutional accounts) and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Adviser, the Independent Board Members also considered the pricing schedule or fees that the Sub-Adviser charges for similar investment management services for other fund sponsors or clients (such as retail and/or institutional managed accounts) as applicable. The Independent Board Members also reviewed the fees the Sub-Adviser assesses for equity and taxable fixed-income hedge funds and hedge accounts it manages, which include a performance fee.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers other than Winslow Capital) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2008. In addition, the Independent Board Members reviewed information regarding the financial results of Nuveen for 2008 based on its Form 8-K filed on March 31, 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits the Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. While economies of scale result when costs can be spread over a larger asset base, the Independent Board Members also recognized that the asset levels generally declined in 2008 due to, among other things, the market downturn. Accordingly, for funds with a reduction in assets under management, advisory fee levels may have increased as breakpoints in the fee schedule were no longer surpassed.

76	Nuveen Investments

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex generally are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Generally, the complex-wide pricing reduces Nuveen’s revenue because total complex fund assets have consistently grown in prior years. As noted, however, total fund assets declined in 2008 resulting in a smaller downward adjustment of revenues due to complex-wide pricing compared to the prior year.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of NAM, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. With respect to NAM, the Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions. With respect to the Sub-Adviser, the Independent Board Members considered that the Sub-Adviser currently does not enter into soft dollar arrangements; however, it has adopted a soft dollar policy in the event it does so in the future.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Investment Management Agreements and Sub-advisory Agreements are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Investment Management Agreements and the Sub-advisory Agreements be renewed.

Nuveen Investments	77

Notes

78	Nuveen Investments

Notes

Nuveen Investments	79

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

80	Nuveen Investments

Fund Information

Fund Manager

Nuveen Asset Management

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Symphony Asset Management LLC

555 California Street

Rene Suite 2975

San Francisco, CA 94104

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2009, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. Financial Industry Regulatory Authority also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	81

Nuveen Investments:

Serving Investors For Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions

for our clients’ different needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, the Company managed approximately $150 billion of assets on March 31, 2010.

Find out how we can help you reach your financial goals.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at www.nuveen.com/mf

•	Share prices

•	Fund details

•	Daily financial news

•	Investor education

Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-SYMPH-0310D

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust II

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date June 7, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date June 7, 2010

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date June 7, 2010